     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 14, 2000

                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
        MACK-CALI REALTY CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                          MACK-CALI REALTY CORPORATION
                               11 COMMERCE DRIVE
                           CRANFORD, NEW JERSEY 07016

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 11, 2000

                            ------------------------

To Our Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Mack-Cali Realty Corporation (the "Company") will be held at
            , New Jersey on Monday, September 11, 2000, at 3:00 p.m., local time, for the following purposes:

    1. To elect five persons to the Board of Directors of the Company, each to serve a three-year term or until their respective successors are elected and qualified.

    2. To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent accountants, as the Company's independent accountants for the ensuing year.

    3. To consider and vote upon a proposal to approve and adopt an amendment to the charter of the Company to decrease the affirmative stockholder vote required to approve any extraordinary action from two-thirds to a majority of all votes entitled to be cast on the action by the holders of the outstanding shares of stock of the Company.

    4. To consider and vote upon a proposal to approve and adopt the 2000 Employee Stock Option Plan.

    5. To consider and vote upon a proposal to approve and adopt the 2000 Director Stock Option Plan.

    The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to receive reports of officers (without taking action thereon) and to transact such other business as may properly come before the Annual Meeting.

    All stockholders of record as of the close of business on July 24, 2000, are entitled to notice of and to vote at the Annual Meeting. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum.

                                        By Order of the Board of Directors
                                        /s/ ROGER W. THOMAS
                                        ----------------------------------------
                                        Roger W. Thomas
                                        SECRETARY

           , 2000
Cranford, New Jersey

    THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY'S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                                                          MAILED TO STOCKHOLDERS
                                                      ON OR ABOUT         , 2000

                          MACK-CALI REALTY CORPORATION
                               11 COMMERCE DRIVE
                           CRANFORD, NEW JERSEY 07016
                                PROXY STATEMENT

GENERAL INFORMATION

    This Proxy Statement is furnished to stockholders of Mack-Cali Realty Corporation, a Maryland corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Monday,
September 11, 2000, at 3:00 p.m., local time, at             , New Jersey, and
any adjournment or postponement thereof.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Roger W. Thomas, the Company's Secretary) a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

    The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"). The Company may use the services of MacKenzie Partners, Inc., 156 Fifth Avenue, Suite 110, New York, New York 10010, in soliciting proxies and, in such event, the Company expects to pay an amount not to exceed $10,000, plus out-of-pocket expenses, for such services. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation.

    The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock of the Company, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on July 24, 2000, has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters. As of the
Record Date, there were       shares of Common Stock outstanding.

    Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. The New York Stock Exchange (the "NYSE") permits member organizations to give proxies, whether or not instructions have been received from beneficial owners, to vote as to the election of directors and also on matters of the type contained in Proposal Nos. 2, 4 and 5, but not as to matters of the type contained in Proposal No. 3. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR the election of each of the five nominees for director named below and FOR Proposal Nos. 2, 3, 4 and 5. Abstentions will have the same effect as a negative vote on Proposal Nos. 3, 4 and 5 (unless, with respect to Proposal Nos. 4 and 5, the total votes cast represent more than 50% in interest of all securities entitled to vote on such proposal, in which event an abstention will not have any effect on the result of the vote) but will have no effect on the outcome of the election of directors or

Proposal No. 2. Broker non-votes will have no effect on the outcome of the election of directors or Proposal No. 2, but will have the same effect as negative vote on Proposal Nos. 3, 4 and 5 (unless, with respect to Proposal Nos. 4 and 5, the total votes cast represent more than 50% in interest of all securities entitled to vote on such proposal, in which event a broker non-vote will not have any effect on the result of the vote). Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

    The following table sets forth information as of June 30, 2000, with respect to each person or group who is known by the Company, in reliance on Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"), to own beneficially more than 5% of the Company's outstanding shares of Common Stock. Except as otherwise noted below, all shares of Common Stock are owned beneficially by the individual or group listed with sole voting and/or investment power.

                                                             AMOUNT AND NATURE
NAME OF                                                        OF BENEFICIAL     PERCENT OF SHARES
BENEFICIAL OWNER                                                 OWNERSHIP       OUTSTANDING (%)(1)
----------------                                             -----------------   ------------------
The Mack Group(2)..........................................      11,413,713            16.34
Cohen & Steers Capital Management, Inc.(3).................       7,615,700            13.32
LaSalle Investment Management, Inc. and LaSalle Investment
  Management (Securities), L.P.(4).........................       2,951,934             5.10

------------------------

(1) The total number of shares outstanding used in calculating this percentage does not include 14,515,086 shares reserved for issuance upon redemption or conversion of outstanding units of limited partnership interest, both common and preferred on an as-converted basis, ("Units") in Mack-Cali Realty, L.P., a Delaware limited partnership (the "Operating Partnership") through which the Company conducts its real estate activities, 2,000,000 shares reserved for issuance upon exercise of outstanding warrants to purchase Units ("Unit Warrants") or 5,366,688 shares reserved for issuance upon the exercise of stock options or warrants granted or reserved for possible grant to certain employees and directors of the Company, except in all cases where such Units, Unit Warrants, stock options or warrants are owned by the reporting person or group. Of the 14,515,086 shares reserved for issuance upon redemption of outstanding Units, 7,428,184 shares, or 9.2% of the total number of shares outstanding or reserved for issuance, are reserved for issuance upon redemption or conversion of outstanding Units that are owned by executive officers, directors, their immediate family members and related trusts. Of the 2,000,000 shares reserved for issuance upon the exercise of Unit Warrants, 1,089,345 shares, or 1.4% of the total number of shares outstanding or reserved for issuance, are reserved for issuance upon the exercise of Unit Warrants that are owned by executive officers, directors, their immediate family members and related trusts. Of the 5,366,688 shares reserved for issuance upon the exercise of stock options or warrants, 1,070,662 shares, or 1.3% of the total number of shares outstanding or reserved for issuance, are reserved for the exercise of vested stock options or warrants held by executive officers and directors. This information is as of June 30, 2000.

(2) Address: 11 Commerce Drive, Cranford, New Jersey 07016. The Mack Group (not a legal entity) is composed of certain directors and executive officers of the Company and their immediate families and related trusts and other persons. Share information is furnished in reliance on the Schedule 13G dated February 14, 2000, of the Mack Group filed with the SEC, which represents holdings as of December 31, 1999. This number represents shares for which the Mack Group has shared dispositive and voting power, and includes 9,445,860 Units redeemable or convertible into shares of Common Stock, 1,681,368 vested Unit Warrants redeemable for shares of Common Stock and 223,985 vested stock options and warrants to purchase shares of Common Stock.

(3) Address: 757 Third Avenue, New York, New York 10017. Based upon information provided to the Company by Cohen & Steers Capital Management, Inc.
    ("Cohen & Steers"), the Company believes that such shares are held for investment advisory clients and that Cohen & Steers disclaims beneficial ownership of those shares. Share information is furnished in reliance on the
    Schedule 13G dated February 8, 2000 of Cohen & Steers filed with the SEC, which represents holdings as of December 31, 1999. This number represents shares for which Cohen & Steers has sole dispositive power, and includes 6,449,000 shares for which Cohen & Steers has sole voting power.

(4) Address: 200 East Randolph Drive, Chicago, IL 60601. LaSalle Investment Management, Inc. ("LaSalle") and LaSalle Investment Management (Securities), L.P. ("LISM"), as members of a group, filed with the SEC a Schedule 13G, which represents holdings as of December 31, 1999. LISM is a Maryland limited partnership, the limited partner of which is LaSalle and the general partner of which is LaSalle Investment Management (Securities), Inc., a Maryland corporation, the sole stockholder of which is LaSalle. Each of LaSalle and LISM are investment advisers registered under Section 203 of the Investment Advisers Act of 1940 and have different advisory clients. LaSalle beneficially owns 734,300 shares, 314,300 shares for which it has sole voting and dispositive power, and 420,000 shares for which it has shared dispositive power. LISM beneficially owns 2,217,634 shares, 238,134 shares for which it has sole voting power, 193,134 shares for which it has sole dispositive power, 1,852,605 shares for which it has shared voting power and 2,024,500 shares for which it has shared dispositive power. Share information is furnished in reliance on the Schedule 13G dated February 9, 2000 of LaSalle and LISM filed with the SEC.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The Company's charter divides the Company's Board of Directors into three classes, with the members of each such class serving staggered three-year terms. The Board of Directors presently consists of 13 members as follows: Class I directors, Brendan T. Byrne, Martin D. Gruss, Vincent Tese and Roy J. Zuckerberg, whose terms expire in 2001; Class II directors, Nathan Gantcher, Earle I. Mack, William L. Mack and Alan G. Philibosian, whose terms expire in 2002; and Class III directors, Martin S. Berger, John J. Cali, John R. Cali, Mitchell E. Hersh and Irvin D. Reid, whose terms expire in 2000 (and if re-elected at the Annual Meeting, in 2003).

    At the Annual Meeting, the stockholders will elect five directors to serve as Class III directors. The Class III directors who are elected at the Annual Meeting will serve until the Annual Meeting of Stockholders to be held in 2003 and until such directors' respective successors are elected or appointed and qualify or until any such director's earlier resignation or removal. The Board of Directors has nominated Martin S. Berger, John J. Cali, John R. Cali, Mitchell E. Hersh and Irvin D. Reid for election as Class III directors at the Annual Meeting. In the event any nominee is unable or unwilling to serve as a Class III director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without nomination of a substitute, or the Board of Directors may be reduced in accordance with the By-laws of the Company.

    MARTIN S. BERGER, director nominee, was appointed as a member of the Board of Directors of the Company in 1998 and as Chairman of the Strategic Planning Committee of the Board of Directors of the Company in January 2000. Prior to joining the Company, Mr. Berger served as co-chairman and general partner of The Robert Martin Company since its founding in 1957. Mr. Berger is chairman of the board and chief executive officer of City & Suburban Federal Savings Bank, president of the Construction Industry Foundation, and a board member of The White Plains Hospital Medical Center. Mr. Berger holds a B.S. degree in finance from New York University.

    JOHN J. CALI, director nominee, was appointed as Chairman Emeritus of the Board of Directors of the Company in June 2000, and as a member of the Strategic Planning Committee of the Board of Directors of the Company in January 2000.
Mr. Cali served as Chairman of the Board of Directors of the Company from 1994 to June 2000, as a member of the Executive Committee of the Board of Directors of the Company from 1997 to June 2000 and as Chief Executive Officer of the Company from 1994 to 1995. In addition, Mr. Cali was a principal of Cali Associates and a member of its Executive and Long Range Planning Committees from 1949 to 1994. Mr. Cali co-founded Cali Associates in 1949. Mr. Cali graduated from Indiana University. Mr. Cali has been nominated for election as a director at the Annual Meeting pursuant to an agreement dated as of June 27, 2000, among the Company and members of the Cali family (the "Cali Agreement"). See "Employment Contracts; Termination of Employment--Cali Agreement." Mr. Cali is the uncle of John R. Cali.

    JOHN R. CALI, director nominee, was appointed as a member of the Board of Directors of the Company and as a member of the Executive Committee of the Board of Directors of the Company in June 2000. Mr. Cali served as Executive Vice President-Development of the Company until June 2000, and as Chief Administrative Officer of the Company until December 1997. In addition,
Mr. Cali was a principal of Cali Associates and served as a member of its Long Range Planning Committee from 1981 to 1994 and its Executive Committee from 1987 to 1994 and was responsible for the development of Cali Associates' office system and the management of its office personnel. Mr. Cali also developed and organized the leasing and property management departments of Cali Associates and he was responsible for directing the development functions of the Company.
Mr. Cali has an M.Ed. degree in counseling, organizational development and personnel from the University of Missouri. Mr. Cali has been nominated for election as a director at the Annual Meeting pursuant to the Cali Agreement. See "Employment Contracts; Termination of Employment--Cali Agreement." Mr. Cali is the nephew of John J. Cali.

    MITCHELL E. HERSH, director nominee, was appointed as a member of the Board of Directors of the Company and as a member of the Executive Committee of the Board of Directors of the Company in 1997 and as a member of the Strategic Planning Committee of the Board of Directors of the Company in January 2000.
Mr. Hersh also serves as Chief Executive Officer of the Company. Mr. Hersh is responsible for the strategic direction and long-term planning for the Company. He is also responsible for creating and implementing the Company's capital markets strategy and overall investment strategy. Previously, Mr. Hersh held the position of President and Chief Operating Officer of the Company. Prior to joining the Company, Mr. Hersh served as a partner of the Mack organization since 1982 and as chief operating officer of the Mack organization since 1990, where he was responsible for overseeing the development, operations, leasing and acquisitions of the Mack organization's office and industrial portfolio.
Mr. Hersh has a B.A. degree in architecture from Ohio University.

    IRVIN D. REID, director nominee, was appointed as a member of the Board of Directors of the Company in 1994 and as chairman of the Audit Committee of the Board of Directors of the Company in 1998. Dr. Reid also serves as president of Wayne State University in Michigan. Prior to becoming the president of Wayne State University, Dr. Reid served as president of Montclair State University (formerly Montclair State College) in New Jersey from 1989 to 1997, and held positions of dean, School of Business Administration, and John Stagmaier Professor of Economics and Business Administration at the University of Tennessee at Chattanooga. Dr. Reid is also a member of the board of directors of Fleet Bank, N.A. Dr. Reid received his B.S. degree and M.S. degree in general and experimental psychology from Howard University. He earned his M.A. and Ph.D. degrees in business and applied economics from The Wharton School of the University of Pennsylvania.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                        DIRECTORS AND EXECUTIVE OFFICERS

    Set forth below is certain information as of June 30, 2000 for (i) the members of the Board of Directors of the Company, (ii) the executive officers of the Company and (iii) the directors and executive officers of the Company as a group.

                                                                                                            PERCENT OF
                                                                                                              SHARES
                                                                                           PERCENT OF      OUTSTANDING
                                                                                             SHARES      (CALCULATED ON A
                                                       FIRST       TERM      NUMBER OF     OUTSTANDING    FULLY-DILUTED
NAME AND POSITION(1)                         AGE      ELECTED    EXPIRES     SHARES(2)       (%)(3)        BASIS)(%)(4)
--------------------                       --------   --------   --------   ------------   -----------   ----------------
William L. Mack, Chairman of the
  Board(5)...............................     60        1997       2002     4,468,701(12)      7.06             5.71
John J. Cali, Chairman Emeritus(6)(29)...     81        1994       2000       520,342(13)         *                *
Mitchell E. Hersh, Chief Executive
  Officer and Director(5)(6).............     49        1997       2000       334,784(14)         *                *
Timothy M. Jones, President..............     45          --         --       347,582(15)         *                *
Barry Lefkowitz, Executive Vice President
  and Chief Financial Officer............     38          --         --        87,552(16)         *                *
Roger W. Thomas, Executive Vice
  President, General Counsel and
  Secretary..............................     43          --         --        87,216(17)         *                *
Martin S. Berger, Director(6)............     70        1998       2000       534,532(18)         *                *
Brendan T. Byrne, Director(8)............     76        1994       2001        20,600(19)         *                *
John R. Cali, Director(5)(30)............     53          --         --       570,279(20)         *                *
Nathan Gantcher, Director(5)(7)(8)(9)....     60        1999       2002        20,000(21)
Martin D. Gruss, Director(10)............     57        1997       2001        48,000(22)         *                *
Earle I. Mack, Director(6)...............     62        1997       2002     2,684,917(23)      4.37             3.43
Alan G. Philibosian, Director(7)(10).....     47        1997       2002        18,500(24)         *                *
Irvin D. Reid, Director(8)...............     59        1994       2000        13,000(25)         *                *
Vincent Tese, Director(7)(10)............     57        1997       2001        35,000(26)         *                *
Roy J. Zuckerberg,
  Director(5)(6)(8)(11)..................     64        1999       2001        30,000(27)
                                                                            ------------      -----            -----
All directors and executive officers as a
  group..................................                                   9,821,005(28)     14.36            12.55
                                                                            ============      =====            =====

------------------------

*   Beneficial Ownership of less than 1.0% is omitted.

(1) Certain executive officers and directors of the Company and various other persons and entities beneficially own in the aggregate, approximately 10.5% of the partnership interests in the Operating Partnership in which the Company has a 80.20% general partnership interest and the aggregate limited partners' interest is 19.80%. The limited partners of the Operating Partnership share with the Company, as general partner, in the net income or loss and any distributions of the Operating Partnership. Pursuant to the partnership agreement of the Operating Partnership, common Units are redeemable into shares of Common Stock on a one-for-one basis.

(2) Except as otherwise noted below, all shares of Common Stock are owned beneficially by the individual listed with sole voting and/or investment power.

(3) Assumes redemption or conversion of only the Units in the Operating Partnership and Unit Warrants beneficially owned by such owner into shares of Common Stock (disregarding any waiting periods before such redemption is legally permitted) and the exercise of vested options and warrants held only by such owner.

(4) Assumes redemption or conversion of all outstanding Units in the Operating Partnership and Unit Warrants into shares of Common Stock (disregarding any waiting periods before such redemption is legally permitted) and the exercise of all vested options and warrants.

(5) Member of the Executive Committee of the Board of Directors.

(6) Member of the Strategic Planning Committee of the Board of Directors.

(7) Member of the Nominating Committee of the Board of Directors.

(8) Member of the Audit Committee of the Board of Directors.

(9) Elected as a director of the Company at the Company's Annual Meeting of Shareholders held on May 19, 1999.

(10) Member of the Executive Compensation and Option Committee of the Board of Directors.

(11) Appointed as a director of the Company upon the resignation of Jeffrey B. Lane as a member of the Board of Directors of the Company on May 19, 1999.

(12) Includes 2,846,787 shares of Common Stock that may be issued upon the redemption of all of William L. Mack's limited partnership interests in the Operating Partnership (433,368 of which result from the exercise of Unit Warrants), 212,078 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by members of William L. Mack's immediate family and trusts of which he is a trustee (32,518 of which result from the exercise of Unit Warrants), and vested options to purchase 13,000 shares of Common Stock. Also includes 983,699 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership (149,930 of which result from the exercise of Unit Warrants) held by trusts of which Mr. Mack or his wife is a trustee, of which Mr. Mack disclaims beneficial ownership. Also includes 413,137 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership (63,334 of which results from the exercise of Unit Warrants) held by a partnership to which Mr. Mack possesses sole or shared dispositive or voting power.

(13) Includes 290,561 shares of Common Stock that may be issued upon the redemption of all of John J. Cali's limited partnership interests in the Operating Partnership and 189,889 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by members of John J. Cali's immediate family and trusts of which he is a trustee. Also includes vested options to purchase 38,741 shares of Common Stock.

(14) Includes 121,424 shares of Common Stock that may be issued upon the redemption of all of Mitchell E. Hersh's limited partnership interests in the Operating Partnership. Also includes vested warrants to purchase 203,985 shares of Common Stock.

(15) Includes vested warrants to purchase 170,000 shares of Common Stock and vested options to purchase 69,177 shares of Common Stock. Also includes 102,280 shares of Common Stock that may be issued upon the redemption of all of Timothy M. Jones' limited partnership interests in the Operating Partnership.

(16) Includes vested options to purchase 58,282 shares of Common Stock.

(17) Includes vested options to purchase 58,282 shares of Common Stock.

(18) Includes 521,532 shares of Common Stock that may be issued upon the redemption of all of Mr. Berger's limited partnership interests in the Operating Partnership and vested options to purchase 13,000 shares of Common Stock.

(19) Includes vested options to purchase 20,000 shares of Common Stock.

(20) Includes 164,225 shares of Common Stock that may be issued upon the redemption of all of John R. Cali's limited partnership interests in the Operating Partnership. Also includes vested options to purchase 346,195 shares of Common Stock.

(21) Includes vested options to purchase 5,000 shares of Common Stock.

(22) Includes 5,000 shares of Common Stock held by trusts of which Mr. Gruss is a trustee, of which Mr. Gruss disclaims beneficial ownership. Also includes vested options to purchase 13,000 shares of Common Stock.

(23) Includes 2,459,811 shares of Common Stock that may be issued upon the redemption of all of Earle I. Mack's limited partnership interests in the Operating Partnership (377,678 of which result from the exercise of Unit Warrants), and 212,106 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by members of Earle I. Mack's immediate family and trusts of which he is a trustee (32,517 of which result from the exercise of Unit Warrants). Also includes vested options to purchase 13,000 shares of Common Stock.

(24) Includes 250 shares of Common Stock owned by Mr. Philibosian's family of which Mr. Philibosian disclaims beneficial ownership. Also includes vested options to purchase 18,000 shares of Common Stock.

(25) Includes vested options to purchase 13,000 shares of Common Stock.

(26) Includes vested options to purchase 13,000 shares of Common Stock.

(27) Includes vested options to purchase 5,000 shares of Common Stock.

(28) Includes 5,695,574 shares of Common Stock that may be issued upon the redemption of all of the executive officers' and directors' limited partnership interests in the Operating Partnership. Includes 1,732,610 shares of the Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by members of the directors' and executive officers' immediate families, trusts of which they or their wives are trustees or entities over which they possess sole or shared dispositive or voting power. Also includes vested options to purchase 696,677 shares of Common Stock, vested warrants to purchase 373,985 shares of Common Stock and vested Unit Warrants to purchase 1,089,345 shares of Common Stock.

(29) Resigned as Chairman of the Board as of June 27, 2000.

(30) Resigned as Executive Vice President--Development as of June 27, 2000.

    Biographical information concerning the director nominees is set forth above under the caption "Proposal No. 1--Election of Directors." Biographical information concerning the remaining directors and executive officers is set forth below.

    TIMOTHY M. JONES serves as President of the Company. He is responsible for overseeing the portfolio management, leasing, development and operations areas of the Company. Previously, he served as Executive Vice President and Chief Investment Officer of the Company. Prior to joining the Company, Mr. Jones served as executive vice president and chief operating officer of The Robert Martin Company, where he was responsible for the daily corporate operations and management of the firm's six-million square foot portfolio in New York and Connecticut. Prior to joining The Robert Martin Company, Mr. Jones served as a vice president in Chemical Bank's Real Estate Division, as president of Clifton Companies in Stamford, Connecticut and president of Federated National Company in State College, Pennsylvania. Mr. Jones has a B.A. degree in economics from Yale University and a Masters degree in business from Columbia University.

    BARRY LEFKOWITZ serves as Executive Vice President and Chief Financial Officer of the Company. Mr. Lefkowitz oversees the firm's strategic financial planning and forecasting, financial accounting and reporting, capital markets activities and investor relations. Before joining the Company, Mr. Lefkowitz served as a senior manager with the international accounting firm of Deloitte & Touche LLP, specializing in real estate, with emphasis on mergers and acquisitions. In addition to serving as co-chairman of the National Association of Real Estate Investment Trust (NAREIT) Accounting Committee, he is a member of the American Institute of Certified Public Accountants (AICPA), the New Jersey Society of Certified Public Accountants (NJSCPA) and the New York State Society of Certified Public Accountants (NYSSCPA). Mr. Lefkowitz holds a B.S. degree in accounting from Brooklyn College.

    ROGER W. THOMAS serves as Executive Vice President, General Counsel and Secretary of the Company. Mr. Thomas' responsibilities include structuring and implementing the Company's acquisitions and mergers, corporate governance, selecting and supervising outside legal counsel, insuring legal compliance and the preparation of required disclosure documents. Mr. Thomas also assists the Company in investment strategies, financial activities and acquisitions. Prior to joining the Company, Mr. Thomas was a partner at the law firm of Dreyer & Traub in New York, specializing in real estate and commercial transactions.
Mr. Thomas holds a B.S.B.A. in finance and a J.D. degree from the University of Denver.

    BRENDAN T. BYRNE has served as a member of the Board of Directors of the Company since 1994 and as a member of the Audit Committee of the Board of Directors since 1999. Governor Byrne served two consecutive terms as governor of the State of New Jersey prior to 1982 and has been a senior partner with Carella, Byrne, Bain, Gilfillan, Cecchi, Stewart & Olstein, a Roseland, New Jersey law firm, since 1982. Governor Byrne graduated from Princeton University's School of Public Affairs and received his LL.B from Harvard Law School.

    NATHAN GANTCHER, has served as a member of the Board of Directors of the Company since 1999, as a member of the Audit Committee of the Board of Directors of the Company since 1999, and as a member of each of the Nominating Committee of the Board of Directors and the Executive Committee of the Board of Directors since June 2000. Mr. Gantcher served as vice chairman of CIBC Oppenheimer Corp. Prior to becoming vice chairman of CIBC Oppenheimer Corp., Mr. Gantcher served as co-chief executive officer of Oppenheimer & Co., Inc. Mr. Gantcher currently serves as chairman of the board of trustees of Tufts University and as a member of each of the Council of Foreign Relations and the Overseers Committee of the Columbia University Graduate School of Business. Mr. Gantcher received his A.B. in economics and biology from Tufts University and his M.B.A. from the Columbia University Graduate School of Business.

    MARTIN D. GRUSS has served as a member of the Board of Directors of the Company since 1997 and as a member of the Executive Compensation and Option Committee of the Board of Directors since 1999. Mr. Gruss is the senior partner of Gruss & Co., a private investment firm. From 1989 to 1993, Mr. Gruss served as a director of Acme Metals Incorporated. Mr. Gruss currently serves as a member of the board of overseers of the Wharton School and as a trustee of the Lawrenceville School. Mr. Gruss has a B.S. degree in economics from the Wharton School of the University of Pennsylvania and a J.D. degree from New York University School of Law.

    EARLE I. MACK has served as a member of the Board of Directors of the Company since 1997 and as a member of the Strategic Planning Committee of the Board of Directors of the Company since January 2000. Prior to joining the Company, Mr. Mack served as senior partner, chief financial officer and a director of the Mack organization since 1964 where he pioneered the development of large, Class A office properties and helped to increase the Mack organization's portfolio to approximately 20 million square feet. Mr. Mack has a B.S. degree in business administration from Drexel University and also attended Fordham Law School. Mr. Mack is the brother of William L. Mack.

    WILLIAM L. MACK has served as a member of the Board of Directors of the Company since 1997, and became its Chairman in June 2000. Mr. Mack also serves as Chairman of the Company's Executive Committee. Prior to joining the Company, Mr. Mack served as managing partner of the Mack organization, where he pioneered the development of large, Class A office properties and helped to increase the Mack organization's portfolio to approximately 20 million square feet. In addition, Mr. Mack is a managing partner of Apollo Real Estate Advisors, L.P. whose investment funds have invested in greater than $10 billion of various diversified real estate ventures. Mr. Mack also currently serves as a member of the board of directors of The Bear Stearns Companies, Inc., Metropolis Realty Trust, Inc., Wyndham

International, Inc. and Vail Resorts, Inc. Mr. Mack is a trustee of the North Shore-Long Island Jewish Health System and the University of Pennsylvania, a member of the board of overseers of The Wharton School and serves on the executive committee for the Real Estate Center of The Wharton School. Mr. Mack attended the Wharton School of Business and Finance at the University of Pennsylvania and has a B.S. degree in business administration, finance and real estate from New York University. Mr. Mack is the brother of Earle I. Mack.

    ALAN G. PHILIBOSIAN has served as a member of the Board of Directors of the Company and as a member of the Executive Compensation and Option Committee of the Board of Directors of the Company since 1997. Mr. Philibosian is an attorney practicing in Englewood, New Jersey. Mr. Philibosian is currently a commissioner on The Port Authority of New York and New Jersey, and also serves on the board of directors of NorCrown Bank, the Armenian Missionary Association of America, Paramus, New Jersey and John Harms Center for the Arts, Englewood, New Jersey. Mr. Philibosian graduated from Rutgers College, and received his J.D. degree from Boston College Law School and his LL.M. degree in taxation from New York University.

    VINCENT TESE has served as a member of the Board of Directors of the Company since 1997 and as chairman of the Executive Compensation and Option Committee of the Board of Directors of the Company since 1998. Prior to joining the Company, Mr. Tese served as New York State Superintendent of Banks from 1983 to 1985, chairman and chief executive officer of the Urban Development Corporation from 1985 to 1994, director of economic development for New York State from 1987 to 1994 and commissioner and vice chairman of the Port Authority of New York and New Jersey from 1991 to 1995. Mr. Tese also served as a partner in the law firm of Tese & Tese, a partner in the Sinclair Group, a commodities trading and investment management company, and a co-founder of Cross Country Cable TV.
Mr. Tese currently serves as chairman of Wireless Cable International Inc. and as a member of the board of directors of The Bear Stearns Companies, Inc., Allied Waste Industries, Inc., Bowne & Company, Inc., Cablevision, Inc., Key Span Energy, and as a trustee of New York University School of Law and New York Presbyterian Hospital. Mr. Tese has a B.A. degree in accounting from Pace University, a J.D. degree from Brooklyn Law School and an LL.M. degree in taxation from New York University School of Law.

    ROY J. ZUCKERBERG has served as a member of the Board of Directors of the Company since 1999, as a member of the Audit Committee of the Board of Directors of the Company since 1999, as a member of the Strategic Planning Committee of the Board of Directors since January 2000, and as a member of the Executive Committee of the Board of Directors since June 2000. Mr. Zuckerberg is currently an advisory director of the Goldman Sachs Group, Inc. Mr. Zuckerberg served as vice chairman of Goldman, Sachs & Co., a member of its executive committee, and head of its Equities Division. Mr. Zuckerberg joined Goldman, Sachs & Co. in 1967 in Securities Sales and in 1972 assumed responsibility for developing the private client business. Mr. Zuckerberg was made a partner of Goldman, Sachs & Co. in 1977 and served as co-head and then head of its Securities Sales division. Mr. Zuckerberg remains chairman of the executive committee of the Goldman Sachs Bank in Zurich. Mr. Zuckerberg served as chairman of the Securities Industry Association and was a member of the Senior Advisors Group to the President's Council on Year 2000 Conversion. Mr. Zuckerberg is chairman and a member of the executive committee of North Shore-Long Island Jewish Health System, Inc., a trustee of the American Red Cross in Greater New York and a director of the Brookdale Foundation. He has had a long involvement with the UJA-Federation and served as chairman of the Wall Street Division. He also serves as chair of the Investment Committee of the University of Massachusetts Foundation. Mr. Zuckerberg received a B.S. from Lowell Technological Institute in 1958 and served in the United States Army.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Certain directors and executive officers of the Company (or members of their immediate families or related trusts) and persons who hold more than 5% of the outstanding shares of Common Stock (or Units in the Operating Partnership) had direct or indirect interests in certain transactions of the Company or the Operating Partnership in the last fiscal year as follows:

    - In connection with the completion of the Mack transaction in December 1997 (the "Mack Transaction"), 2,006,432 contingent common Units, 11,895 Series A contingent preferred Units and 7,799 Series B contingent preferred Units were issued as contingent non-participating Units. Such contingent Units have no voting, distribution or other rights until such time as they are redeemed into common Units, Series A preferred Units and Series B preferred Units, respectively. Redemption of such contingent Units shall occur upon the achievement of certain performance goals relating to certain of the properties acquired by the Company in connection with the Mack Transaction (collectively, the "Mack Properties"), specifically the achievement of certain leasing activity. When contingent Units are redeemed for common and preferred Units, an adjustment to the purchase price of certain of the Mack Properties is recorded, based on the value of the Units issued. Since certain of the performance goals were achieved during 1999, the Company redeemed 275,046 contingent common Units and issued an equivalent number of common Units. There were no contingent preferred Units or contingent common Units outstanding as of December 31, 1999. In addition, in connection with the Mack Transaction, the Company contractually agreed for a specified period of time not to sell or otherwise transfer the properties acquired thereby in a manner that would adversely affect the tax deferral of certain principals of the Mack organization, subject to certain exceptions set forth in the relevant acquisition agreements.

    - In March 1999, the Company acquired two office buildings from Pacifica Holding Company ("Pacifica") as part of the third phase of the portfolio acquisition of Pacifica (the "Pacifica III Acquisition"), the first two phases of which (the "Pacifica I Acquisition" and the "Pacifica II Acquisition," respectively) occurred in 1998. The Pacifica III Acquisition is comprised of an aggregate of approximately 94,737 square feet and was acquired for a total cost of approximately $5.7 million. Such funds were made available from drawing on one of the Company's credit facilities. William L. Mack, Chairman of the Board of Directors and an equity holder of the Company, was an indirect owner of an interest in certain of the buildings contained in the Pacifica portfolio, through his position as a managing partner of Apollo Real Estate Investment Fund II, L.P. ("Apollo"), one of the sellers in the Pacifica transaction. 478,783 common Units were issued and approximately $13,126,798 in cash was paid in the aggregate to Apollo in the Pacifica I, II and III Acquisitions, approximately $5,094,957 of which cash was paid upon the achievement of certain performance goals relating to certain of the properties acquired from Pacifica, specifically the achievement of certain leasing activity. The 478,783 common Units issued to Apollo were redeemed by Apollo and converted into 478,783 shares of the Company's Common Stock on June 8, 1999.

    - On May 4, 1999, the Company acquired from an entity whose principals include Timothy M. Jones, Martin S. Berger and Robert F. Weinberg, who are affiliated with the Company as the President of the Company, a current member of the Board of Directors and a former member of the Board of Directors of the Company, respectively, approximately 2.5 acres of vacant land in the Stamford Executive Park, located in Stamford, Fairfield County, Connecticut. The Company acquired the land for approximately $2,181,000. $1,681,000 of the purchase price was funded from the Company's cash reserves with an additional $500,000 due three years from the closing date contingent upon certain conditions contained in the acquisition contract and subject to interest over the term.

    - On August 31, 1999, the Company acquired from an entity whose principals include Brant Cali, who served as Executive Vice President and Chief Operating Officer of the Company and a member of the Board of Directors of the Company, and certain members of the immediate family of John J. Cali, who served as Chairman of the Board of Directors of the Company until June 2000, and who currently serves as Chairman Emeritus of the Board of Directors of the Company, approximately 28.1 acres of developable land adjacent to two of the Company's operating properties located in

      Roseland, Essex County, New Jersey for approximately $6,097,000. The acquisition was funded with cash and the issuance of 121,624 common Units to the seller.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes of ownership (Forms 3, 4 and 5) of the Common Stock with the SEC and the NYSE. Executive officers, directors and greater than 10% holders are required by SEC regulations to furnish the Company with copies of such forms that they file.

    To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company, the Company believes that for the fiscal year 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

MEETINGS OF COMMITTEES AND THE BOARD OF DIRECTORS

    During 1999, the entire Board of Directors met 11 times. With the exception of Irvin D. Reid and Roy J. Zuckerberg, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he has been a director) and the total number of meetings held by all committees of the Board of Directors on which he served (during the periods that he served).

    The Board of Directors has five committees: the Executive Committee, the Audit Committee, the Executive Compensation and Option Committee, the Strategic Planning Committee and the Nominating Committee.

    The Executive Committee consists of William L. Mack, chairman, John R. Cali, Mitchell E. Hersh, Earle I. Mack and Roy J. Zuckerberg. The Executive Committee acts for the Board of Directors in between regularly scheduled meetings of the Board within certain parameters prescribed by the Board of Directors.

    The Audit Committee consists of Irvin D. Reid, chairman, Brendan T. Byrne, Nathan Gantcher and Roy J. Zuckerberg, each of whom are independent directors of the Company. The Audit Committee makes recommendations concerning the engagement of independent accountants, reviews with the independent accountants the scope and results of the audit engagement, approves professional services provided by the independent accountants, reviews the independence of the independent accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met twice during 1999. On June 8, 2000, the Board of Directors, upon the unanimous recommendation of the Audit Committee, approved and adopted the Mack-Cali Realty Corporation Audit Committee Charter, a copy of which is attached hereto as Exhibit A.

    The Executive Compensation and Option Committee consists of Vincent Tese, chairman, Martin D. Gruss and Alan G. Philibosian. The Executive Compensation and Option Committee establishes remuneration levels for executive officers of the Company and implements incentive programs, including the Employee Stock Option Plan and the Director Stock Option Plan. The Executive Compensation and Option Committee met twice during 1999.

    The Strategic Planning Committee consists of Martin S. Berger, chairman, John J. Cali, Mitchell E. Hersh, Earl I. Mack and Roy J. Zuckerberg. The Strategic Planning Committee makes recommendations concerning long range strategic alternatives for the Company. The Strategic Planning Committee was formed in January 2000, and therefore did not meet during 1999.

    The Nominating Committee consists of Vincent Tese, chairman, Nathan Gantcher and Alan G. Philibosian. The Nominating Committee makes recommendations for nominees to the Board of Directors of the Company. Although there are no formal procedures for stockholders to make recommendations for committee appointments or recommendations for nominees to the Board of Directors, the Board of Directors will consider recommendations from stockholders, which should be addressed to Roger W. Thomas, the Company's Secretary, at the Company's address set forth on the first page of this Proxy Statement. The Nominating Committee was formed in June 2000, and therefore did not meet during 1999.

COMPENSATION OF DIRECTORS

    DIRECTORS' FEES. Each non-employee director was paid an annual fee of $15,000, plus $1,000 per board meeting attended, $500 per committee meeting attended and $250 per telephonic meeting participation. The Company does not pay director fees to employee directors, who in fiscal 1999 consisted of Mitchell E. Hersh, Brant Cali and, prior to his resignation, Thomas A. Rizk. Each director also was reimbursed for expenses incurred in attending director and committee meetings. For fiscal 1999, John J. Cali, Martin S. Berger, Brendan T. Byrne, Nathan Gantcher, Martin D. Gruss, Earle I. Mack, William L. Mack, Alan G. Philibosian, Irvin D. Reid, Vincent Tese and Roy J. Zuckerberg received directors' fees or fee equivalents (see "Directors' Deferred Compensation Plan" below) in the amounts of $17,250, $17,250, $17,750, $11,772, $21,500, $16,750,
$21,000, $19,125, $21,000, $19,000 and $11,522, respectively. In addition,
Jeffrey B. Lane and Paul A. Nussbaum, who resigned and declined renomination to serve as a director of the Company, respectively, on May 19, 1999, received directors' fees or fee equivalents (see "Directors' Deferred Compensation Plan" below) in the amounts of $9,269 and $9,769, respectively, while serving as directors of the Company during fiscal 1999.

    DIRECTORS' DEFERRED COMPENSATION PLAN. Pursuant to the Directors' Deferred Compensation Plan, effective as of January 1, 1999, each non-employee director is entitled to defer all or a specified portion of the annual retainer to be paid to such director. The account of a director who elects to defer such compensation under the Directors' Deferred Compensation Plan is credited with the hypothetical number of stock units, calculated to the nearest thousandths of a unit, determined by dividing the amount of compensation deferred on the deferral date by the closing market price of the Company's Common Stock as reported on the Consolidated Tape of NYSE listed shares on the deferral date. Any stock dividend declared by the Company on its Common Stock results in a proportionate increase in units in the director's account as if such director held shares of Common Stock equal to the number of units in such director's account. Payment of a director's account may only be made in a lump sum in shares of Common Stock equal to the number of units in a director's account after either the director's service on the Board of Directors has terminated or there has been a change in control of the Company. As of December 31, 1999, the director accounts of Nathan Gantcher, Martin D. Gruss, William L. Mack, Alan G. Philibosian, Irvin D. Reid, Vincent Tese and Roy J. Zuckerberg were credited with 363, 576, 576, 288, 576, 576 and 363 stock units, respectively.

    DIRECTORS' STOCK OPTION PLAN. Pursuant to the Director Stock Option Plan, each non-employee director is automatically granted a non-statutory option to purchase 5,000 shares of Common Stock in connection with the director's initial election or appointment to the Board of Directors. These grants under the Director Stock Option Plan are made at an exercise price equal to the "fair market value" (as defined under the Director Stock Option Plan) at the time of the grant of the shares of Common Stock subject to such option. The Executive Compensation and Option Committee may make additional discretionary option grants to eligible directors, consistent with the terms of the Director Stock Option Plan. In 1999, 27,000 discretionary options were granted to members of the Board of Directors. The Board of Directors may amend, suspend or discontinue the Director Stock Option Plan at any time except that any amendments that would materially increase the cost of the Director Stock Option Plan to the Company must be approved by the holders of the majority of issued and outstanding shares of Common Stock of the Company entitled to vote.

                             EXECUTIVE COMPENSATION

    The following table sets forth certain information concerning the compensation of the chief executive officer and the four most highly compensated executive officers of the Company other than the chief executive officer (collectively, the "Named Executive Officers") for each of the Company's last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                       ANNUAL COMPENSATION(1)
                                                             ------------------------------------------
                                                                                        OTHER ANNUAL
NAME AND PRINCIPAL POSITION                         YEAR     SALARY($)   BONUS($)    COMPENSATION($)(2)
---------------------------                       --------   ---------   ---------   ------------------
Mitchell E. Hersh...............................    1999     1,050,000     440,000             0
Chief Executive Officer                             1998     1,090,385     440,000         2,179
                                                    1997        28,269           0             0

Timothy M. Jones................................    1999       421,462     275,000             0
President                                           1998       337,500     170,000         2,179
                                                    1997       202,885   1,575,000             0

Barry Lefkowitz.................................    1999       360,385     225,000             0
Executive Vice President and Chief Financial        1998       311,538     205,000         2,179
  Officer                                           1997       155,769   1,125,222             0

Brant Cali (3)..................................    1999       335,154     185,000             0
Chief Operating Officer, Executive Vice             1998       337,500     170,000         2,179
  President--Operations, Leasing and Marketing      1997       228,846     175,000             0
  and Assistant Secretary

John R. Cali (4)................................    1999       325,000     185,000             0
Executive Vice President--Development               1998       337,500     170,000         2,179
                                                    1997       228,846     175,000             0

Thomas A. Rizk (5)..............................    1999       302,885           0             0
                                                    1998     1,090,385     440,000         2,179
                                                    1997       473,077   1,950,000             0

                                             (TABLE CONTINUED ON FOLLOWING PAGE)

                                                             LONG-TERM COMPENSATION
                                                ------------------------------------------------
                                                               AWARDS                   PAYOUTS
                                                ------------------------------------   ---------
                                                  RESTRICTED         SECURITIES          LTIP
                                                    STOCK            UNDERLYING         PAYOUTS       ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR     AWARD(S)($)(6)   OPTIONS/WARRANTS(#)    ($)(10)    COMPENSATION($)
---------------------------          --------   --------------   -------------------   ---------   ---------------
Mitchell E. Hersh..................    1999               0                  0                 0               0
Chief Executive Officer                1998               0                  0                 0               0
                                       1997               0            339,976(7)              0               0

Timothy M. Jones...................    1999               0                  0                 0               0
President                              1998               0             15,000(8)              0               0
                                       1997               0            290,295(9)              0               0

Barry Lefkowitz....................    1999               0                  0                 0               0
Executive Vice President and           1998               0                  0                 0               0
  Chief Financial Officer              1997         505,596             97,137(7)        739,542               0

Brant Cali(3)......................    1999               0                  0                 0               0
Chief Operating Officer, Executive     1998               0                  0                 0               0
  Vice President--                     1997       3,033,303            105,295(7)              0       5,681,635(11)
  Operations, Leasing and
  Marketing and Assistant Secretary

John R. Cali(4)....................    1999               0                  0                 0               0
Executive Vice President--             1998               0                  0                 0               0
  Development                          1997       3,033,303            105,295(7)              0       5,681,635(11)

Thomas A. Rizk(5)..................    1999               0                  0                 0      14,490,000(12)
                                       1998               0                  0                 0               0
                                       1997       3,033,303            339,976(7)      4,437,247       9,103,269(11)

------------------------

(1) The annual compensation portion of this table includes the dollar value of regular annual payments of base salary, bonus & any other annual compensation earned by each Named Executive Officer during the stated fiscal year. Certain base salaries appear slightly higher than the contractual amounts due to when pay periods accrued during fiscal year 1999.

(2) The $2,179 in 1998 represents the value of 10 shares of preferred stock of Mack-Cali Property Trust issued in January 1998 and $1,179 in tax gross-up payments relating thereto.

(3) Brant Cali resigned as a director of the Company and from his positions as Chief Operating Officer, Executive Vice President--Operations, Leasing and Marketing and Assistant Secretary of the Company, effective as of June 27, 2000.

(4) John R. Cali resigned from his position as Executive Vice
    President--Development, effective as of June 27, 2000.

(5) Thomas A. Rizk resigned from his position as Chief Executive Officer of the Company, effective as of April 18, 1999.

(6) On August 31, 1994, in connection with the consummation of the Company's initial public offering, the Company entered into employment agreements with each of Thomas A. Rizk, John R. Cali and Brant Cali. On January 21, 1997, the Company entered into amended and restated employment agreements with each of Messrs. Rizk, John R. Cali and Brant Cali, and an employment agreement with Barry Lefkowitz. Pursuant to each such employment agreement, Messrs. Rizk, John R. Cali, Brant Cali and Lefkowitz were issued 55,555, 55,555, 55,555 and 9,260 restricted shares of Common Stock (the "Restricted Stock"), respectively. On the date of any vesting of the Restricted Stock, each of Messrs. Rizk, John R. Cali, Brant Cali and Lefkowitz were entitled to receive tax gross-up payments as compensation for the additional income taxes which would be required to be paid. The employment agreements provided that the vesting of the Restricted Stock would be accelerated upon a change in control and, in the case of Mr. Rizk, John R. Cali and Brant Cali, upon termination of employment by the Company other than for cause or by such individual for good reason. Upon the closing of the Mack Transaction in December 1997, certain conditions in the employment agreements of each of the aforementioned senior executives were triggered, thereby resulting in, among other things, the acceleration of the vesting of the Restricted Stock, including the payment of the tax gross-up amounts relating thereto. The value of accelerated vesting in Restricted Stock and the tax gross-up payments relating thereto under such employment agreement for each executive upon consummation of the Mack Transaction, based on a $39.00 stock price, which price approximated the market price of the Company's Common Stock at the close of business on or about the date of closing of the Mack Transaction, is reflected in the table for 1997. In July 1999, the Company entered into amended and restated employment agreements with each of Mitchell E. Hersh, Timothy M. Jones, Barry Lefkowitz, Brant Cali and John R. Cali, pursuant to which, Mr. Hersh, Mr. Jones, Mr. Lefkowitz, Mr. Brant Cali and Mr. John R. Cali were issued 62,500, 37,500, 26,094, 23,437 and 22,031 shares of Restricted Stock, respectively, the vesting of which is contingent upon the satisfaction of certain performance requirements. There are certain tax gross-up payments that will be made upon such vesting. Since the Restricted Stock granted is performance based with vesting commencing January 1, 2000, the Company has elected to report such awards as Long-Term Incentive Plan Awards. See "Long-Term Incentive Plans--Awards in Last Fiscal Year." In addition, Brant Cali's and John R. Cali's remaining unvested Restricted Stock vested in June 2000 pursuant to the Cali Agreement. The 1999 amended and restated employment agreements superceded, amended and restated the employment agreements between the Company and each of the aforementioned executives entered into in December 1997. Pursuant to the Cali Agreement, the Amended and Restated B. Cali Agreement and the Amended and Restated J.R. Cali Agreement (each as hereinafter defined under "Employment Contracts; Termination of Employment") were terminated as of June 27, 2000.

(7) Represents an option to purchase shares of Common Stock at an exercise price of $38.75 per share.

(8) Represents an option to purchase shares of Common Stock at an exercise price of $37.3125.

(9) Represents an option to purchase 15,000 shares of Common Stock at an exercise price of $30.25, an option to purchase 105,295 shares of Common Stock at an exercise price of $38.75 and warrants to purchase 170,000 shares of Common Stock at an exercise price of $33.00.

(10) In connection with their respective January 21, 1997 employment agreements, the Company made non-recourse stock acquisition loans (the "Stock Acquisition Loans") to Mr. Rizk and Mr. Lefkowitz in the amounts of $3,000,000 and $500,000, respectively, the proceeds of which were simultaneously used by each of Mr. Rizk and Mr. Lefkowitz to purchase 96,000 and 16,000 shares of Common Stock, respectively, from the Company, pursuant to the terms of each loan. The Stock Acquisition Loans (and the interest thereon) were to be forgiven under certain terms and conditions. On the date of forgiveness of the Stock Acquisition Loans, each of Messrs. Rizk and Lefkowitz were entitled to receive tax gross-up payments as compensation for the additional income taxes which would be required to be paid. Such employment agreements provided that the forgiveness of the Stock Acquisition Loans would be accelerated upon a change in control and, in the case of Mr. Rizk, upon termination of his employment by the Company other than for cause or by him for good reason. Upon the closing of the Mack Transaction in December 1997, certain conditions in the employment agreements of each of the aforementioned senior executives were triggered, thereby resulting in, among other things, the acceleration of the forgiveness of the Stock Acquisition Loans, including interest thereon, and the payment of the tax gross-up amounts relating thereto. The value of the accelerated Stock Acquisition Loan forgiveness and the interest and tax gross-up payments relating thereto determined to be payable to each executive upon consummation of the Mack Transaction is reflected in the table for 1997.

(11) Under each of Messrs. Rizk's, Brant Cali's and John R. Cali's January 1997 employment agreements with the Company, each executive was entitled under certain circumstances to receive certain severance payments in the event he terminated his employment with the Company for good reason. Furthermore, upon a resignation for good reason, each such executive could immediately compete directly with the Company. In light of the significant changes in the overall authority, duties and responsibilities of these individuals resulting from the Mack Transaction, the Executive Compensation and Option Committee determined and the Board of Directors of the Company concurred that consummation of the Mack Transaction would have entitled each of these senior executives to terminate his employment for good reason, receive such payments and thereafter not be subject to the non-competition provisions of his employment agreement. However, the Executive Compensation and Option Committee and the Board of Directors concluded that the continued employment of and lack of competition by these senior executives is essential to the continued success of the Company's business and in the best interests of the Company and its stockholders. Therefore, the Board of Directors, in its discretion, authorized the Company to enter into new employment agreements with these senior executives, effective upon the consummation of the Mack Transaction, pursuant to which, among other things, the senior executives were paid the amounts referenced in the table in cancellation of their January 21, 1997 employment agreements and for the re-affirmation of their agreements not to compete directly with the Company. Each of these senior executives on December 11, 1997 entered into a new employment agreement with the Company pursuant to which each of the senior executives waived any right he may have had to sever employment and to compete with the Company as a result of the Mack Transaction. These agreements were superceded in the case of Messrs. John R. Cali and Brant Cali by new employment agreements dated July 1, 1999. Pursuant to the Cali Agreement, the Amended and Restated B. Cali Agreement and the Amended and Restated J.R. Cali Agreement (each as hereinafter defined under "Employment Contracts; Termination of Employment") were terminated as of June 27, 2000. For a description of the existing employment agreements see "Employment Contracts; Termination of Employment."

(12) Includes payments made to Thomas A. Rizk in connection with his resignation as Chief Executive Officer of the Company, effective as of April 18, 1999. See "Employment Contracts; Termination of Employment--Thomas A. Rizk Termination Agreement."

OPTION PLANS

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                            INDIVIDUAL GRANTS
                                             -----------------------------------------------
                                                          PERCENT OF
                                             NUMBER OF      TOTAL                              GRANT DATE
                                             SECURITIES    OPTIONS                               VALUE
                                             UNDERLYING   GRANTED TO   EXERCISE                ----------
                                              OPTIONS     EMPLOYEES    OR BASE                 GRANT DATE
                                              GRANTED     IN FISCAL     PRICE     EXPIRATION    PRESENT
NAME                                           (#)(2)      1999(%)      ($/SH)       DATE       VALUE($)
----                                         ----------   ----------   --------   ----------   ----------
Mitchell E. Hersh..........................        0            --         --           --           --
Chief Executive Officer

Timothy M. Jones...........................        0            --         --           --           --
President

Barry Lefkowitz............................        0            --         --           --           --
Executive Vice President and Chief
  Financial Officer

Brant Cali(3)..............................        0            --         --           --           --
Chief Operating Officer, Executive Vice
  President--Operations, Leasing and
  Marketing and Assistant Secretary

John R. Cali(4)............................        0            --         --           --           --
Executive Vice President--Development

Thomas A. Rizk(5)..........................        0            --         --           --           --

------------------------

(1) The Company has not, to date, granted any stock appreciation rights under the Employee Stock Option Plan.

(2) The Company has established the Director and Employee Stock Option Plans for the purpose of attracting and retaining officers, directors and employees. Options granted under the Director and Employee Stock Option Plans are exercisable for shares of Common Stock.

(3) Brant Cali resigned as a director of the Company and from his positions as Chief Operating Officer, Executive Vice President--Operations, Leasing and Marketing and Assistant Secretary of the Company, effective as of June 27, 2000.

(4) John R. Cali resigned from his position as Executive Vice
    President--Development, effective as of June 27, 2000.

(5) Thomas A. Rizk resigned from his position as Chief Executive Officer of the Company, effective as of April 18, 1999.

                   AGGREGATED OPTION/WARRANT/SAR EXERCISES IN
             LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                             NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED                IN-THE-MONEY
                                   SHARES                  OPTIONS/WARRANTS/SARS AT         OPTIONS/WARRANTS/SARS AT
                                  ACQUIRED      VALUE         FISCAL YEAR-END(#)               FISCAL YEAR END($)
                                     ON        REALIZED   ---------------------------   ---------------------------------
NAME                             EXERCISE(#)      $       EXERCISABLE   UNEXERCISABLE   EXERCISABLE($)   UNEXERCISABLE($)
----                             -----------   --------   -----------   -------------   --------------   ----------------
Mitchell E. Hersh..............         0            0      203,985        135,991                 0              0
Timothy M. Jones...............         0            0      239,177         51,118                 0              0
Barry Lefkowitz................         0            0       58,282         38,855                 0              0
Brant Cali.....................         0            0      388,177         42,118         1,762,500              0
John R. Cali...................     1,300       13,204      304,077         42,118         1,021,369              0
Thomas A. Rizk.................         0            0            0              0                 0              0

             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

                                         NUMBER OF     PERFORMANCE     ESTIMATED FUTURE PAYOUTS UNDER
                                          SHARES,       OR OTHER         NON-STOCK PRICE-BASED PLANS
                                         UNITS OR     PERIOD UNTIL     -------------------------------
                                           OTHER      MATURATION OR    THRESHOLD    TARGET    MAXIMUM
NAME                                     RIGHTS(#)      PAYOUT(1)      ($ OR #)    ($ OR #)   ($ OR #)
----                                     ---------   ---------------   ---------   --------   --------
Mitchell E. Hersh......................   62,500     January 1, 2006     --         --         --
Timothy M. Jones.......................   37,500     January 1, 2006     --         --         --
Barry Lefkowitz........................   26,094     January 1, 2006     --         --         --
Brant Cali(2)..........................   23,437     January 1, 2006     --         --         --
John R. Cali(3)........................   22,031     January 1, 2006     --         --         --
Thomas A. Rizk(4)......................        0                  --     --         --         --

------------------------

(1) In July 1999, the Company entered into amended and restated employment agreements with each of Mitchell E. Hersh, Timothy M. Jones, Barry Lefkowitz, Brant Cali and John R. Cali, pursuant to which, Mr. Hersh,
    Mr. Jones, Mr. Lefkowitz, Mr. Brant Cali and Mr. John R. Cali were issued 62,500, 37,500, 26,094, 23,437 and 22,031 shares of Restricted Stock, respectively, the vesting of which is contingent upon the satisfaction of certain performance requirements. There are certain tax gross-up payments that will be made upon such vesting. See "Employment Contracts; Termination of Employment." The shares of Restricted Stock vest with respect to the recipient on either an annual basis over a five year vesting period or on a cumulative basis over a seven year maximum vesting period. The number of shares of Restricted Stock scheduled to be vested and earned on each vesting date on an annual basis, provided certain performance requirements set forth in the following sentence are satisfied, generally is equal to 15% of the Restricted Stock on the vesting date in year one, 15% of the Restricted Stock on the vesting date in year two, 20% of the Restricted Stock on the vesting date in year three, 25% of the Restricted Stock on the vesting date in year four and 25% of the Restricted Stock on the vesting date in year five. Vesting of the Restricted Stock on an annual basis commences
    January 1, 2000, provided one of the following financial tests is met for the measurement period ending on the last day of the Company's fiscal year immediately preceding such vesting date: (A) the Company achieves an eight percent (8%) increase in its funds from operations per common share or
    (B) shareholders achieve a twelve and three quarters percent (12.75%) total return (dividends, assuming reinvestment upon applicable payment date, plus stock appreciation per share of Common Stock). The Company met the first of such tests for the measurement period ended December 31, 1999. Pursuant to the Cali Agreement, the unvested Restricted Stock awarded to Brant Cali and John R. Cali vested in June 2000.

(2) Brant Cali resigned as a director of the Company and from his positions as Chief Operating Officer, Executive Vice President-Operations, Leasing and Marketing and Assistant Secretary of the Company, effective as of June 27, 2000.

(3) John R. Cali resigned from his position as Executive Vice
    President-Development of the Company, effective as of June 27, 2000.

(4) Thomas A. Rizk resigned from his position as Chief Executive Officer of the Company, effective as of April 18, 1999.

EMPLOYMENT CONTRACTS; TERMINATION OF EMPLOYMENT

    MITCHELL E. HERSH EMPLOYMENT AGREEMENT. On July 1, 1999, following the appointment of Mitchell E. Hersh as Chief Executive Officer of the Company on April 18, 1999, the Company and Mr. Hersh amended and restated Mr. Hersh's employment agreement with the Company (the "Amended and Restated Hersh Agreement"), providing for a constant 4 year term. Mr. Hersh's initial annual base salary is $1,050,000, with annual increases within the discretion of the Executive Compensation and Option Committee. Mr. Hersh also is eligible to receive an annual bonus, restricted share awards and options within the discretion of the Board or the Executive Compensation and Option Committee, as the case may be. Pursuant to the Employee Stock Option Plan, Mr. Hersh was awarded 62,500 shares of Restricted Stock as of July 1, 1999, and with respect to each tax year in which such shares of Restricted Stock vest and are distributed to him, Mr. Hersh shall be entitled to receive a tax gross-up payment from the Company equal to forty-three percent (43%) of the fair market value of such restricted shares at the time of vesting, exclusive of dividends (the "Tax Gross-Up Payments"). Mr. Hersh is required to devote substantially all of his business time to the affairs of the Company and, subject to certain excluded activities, generally is restricted during the term of his employment and in the event his employment is terminated by the Company for cause (as defined in the Amended and Restated Hersh Agreement) or by him without good reason (as defined in the Amended and Restated Hersh Agreement), for a period of one year thereafter, from conducting any office-service, flex or office property development, acquisition or management activities within the continental United States. Mr. Hersh is entitled to (i) receive the aggregate of a cash payment of $8,000,000 (the "Fixed Amount"), reimbursement of expenses incurred prior to the date of termination, and the Tax-Gross-Up Payments applicable to any vested shares of Restricted Stock, (ii) immediate vesting of all options and incentive compensation payments or programs otherwise subject to a vesting schedule,
(iii) require the Company to repurchase his vested options, (iv) receive continuation of health coverage through the end of his unexpired employment period should his employment be terminated by the Company without cause, by him for good reason or on account of his disability (as defined in the Amended and Restated Hersh Agreement) or death. Should Mr. Hersh terminate his employment on or within six months following a change in control (as defined in the Amended and Restated Hersh Agreement), Mr. Hersh's termination shall be treated as a termination for good reason. In addition, upon a change in control, the vesting of all options and other incentive compensation shall be accelerated and Mr. Hersh would be entitled to receive a tax gross-up payment to cover any excise taxes payable due to the change in control.

    TIMOTHY M. JONES EMPLOYMENT AGREEMENT. On July 1, 1999, following the appointment of Timothy M. Jones as President of the Company on April 18, 1999, the Company and Mr. Jones amended and restated Mr. Jones' employment agreement with the Company (the "Amended and Restated Jones Agreement"). The terms and conditions of the Amended and Restated Jones Agreement are generally similar to those of the Amended and Restated Hersh Agreement, except that (i) Mr. Jones' initial base salary is $515,000, with annual increases within the sole discretion of the Chief Executive Officer, (ii) Mr. Jones was awarded 37,500 shares of Restricted Stock, and (iii) the Fixed Amount Mr. Jones will receive is $2,700,000.

    BARRY LEFKOWITZ EMPLOYMENT AGREEMENT. On July 1, 1999, the Company and Barry Lefkowitz amended and restated Mr. Lefkowitz's employment agreement with the Company (the "Amended and

Restated Lefkowitz Agreement"). The terms and conditions of the Amended and Restated Lefkowitz Agreement are generally similar to those of the Amended and Restated Jones Agreement, except that (i) Mr. Lefkowitz's initial base salary is $385,000, (ii) Mr. Lefkowitz was awarded 26,094 shares of Restricted Stock and
(iii) the Fixed Amount Mr. Lefkowitz will receive is $2,500,000.

    BRANT CALI EMPLOYMENT AGREEMENT. On July 1, 1999, following the appointment of Brant Cali as Chief Operating Officer on April 18, 1999, the Company and Brant Cali amended and restated Mr. Cali's employment agreement with the Company (the "Amended and Restated B. Cali Agreement"). The other terms and conditions of the Amended and Restated B. Cali Agreement are generally similar to those of the Amended and Restated Jones Agreement, except that (i) Mr. Cali's initial annual base salary is $345,000, (ii) Mr. Cali was awarded 23,437 shares of Restricted Stock, and (iii) the Fixed Amount Mr. Cali will receive is $2,500,000. Mr. Cali's Amended and Restated B. Cali Agreement was terminated as of June 27, 2000 pursuant to the Cali Agreement.

    JOHN R. CALI EMPLOYMENT AGREEMENT. On July 1, 1999, the Company and John R. Cali amended and restated Mr. Cali's employment agreement with the Company (the "Amended and Restated J.R. Cali Agreement"). The terms and conditions of the Amended and Restated Cali Agreement are generally similar to those of the Amended and Restated Jones Agreement, except that (i) Mr. Cali's initial annual base salary is $325,000, (ii) Mr. Cali was awarded 22,031 shares of Restricted Stock, and (iii) the Fixed Amount Mr. Cali will receive is $2,500,000.
Mr. Cali's Amended and Restated J.R. Cali Agreement was terminated as of
June 27, 2000 pursuant to the Cali Agreement.

    THOMAS A. RIZK TERMINATION OF EMPLOYMENT AGREEMENT. On April 18, 1999, the Company and Thomas A. Rizk entered into an agreement (the "Rizk Termination Agreement") to, among other things, terminate Mr. Rizk's employment with the Company as Chief Executive Officer and his position as a member of the Board of Directors of the Company and a member of the Executive Committee of the Board of Directors. Pursuant to the terms and conditions of the Rizk Termination Agreement, all of Mr. Rizk's options were canceled, and the Company agreed to pay Mr. Rizk $18,525,000, reduced by $2,535,000 as required by a settlement agreement entered in the Circuit Court for Baltimore City, of which $14,490,000, less applicable taxes, was paid upon execution of the Rizk Termination Agreement and the remainder of which was placed in a "Rabbi Trust" so that on each of April 20, 2000, 2001 and 2002, the trustee shall make payments from the Rabbi Trust to Mr. Rizk in the amount of $500,000, less applicable taxes. In addition, in accordance with the terms and conditions of the Rizk Termination Agreement, the Company converted Mr. Rizk's 141,383 Units into 141,383 shares of Common Stock. At the date of the Rizk Termination Agreement, Mr. Rizk held 151,555 vested shares of Restricted Stock. In April 1999, subsequent to the termination of his employment with the Company, Mr. Rizk sold all 292,938 shares in various transactions, most of which was sold in a block sale at a price of $29.50 per share.

    CALI AGREEMENT. Pursuant to the Cali Agreement, effective in June 2000, both Brant Cali and John R. Cali resigned their positions as officers of the Company, and Brant Cali resigned as a director of the Company. As required by the Amended and Restated B. Cali Agreement and the Amended and Restated J.R. Cali Agreement, respectively, under the Cali Agreement, (i) the Company made severance payments to Brant Cali and John R. Cali in the amount of $2,820,156 and $2,805,576, respectively, (ii) the Company will permit Brant Cali and John
R. Cali (and their dependents) to participate in the health and disability insurance programs of the Company for a period of four years and (iii) all options to acquire shares of the Company's common stock and shares of restricted stock held by Brant Cali and John R. Cali became fully vested on the effective dates of their resignations from the Company. Pursuant to the Cali Agreement, Brant Cali and John R. Cali will remain bound by the non-compete provisions of the Amended and Restated B. Cali Agreement and the Amended and Restated J.R. Cali Agreement, respectively, until December 27, 2000.

    Pursuant to the Cali Agreement, the Company has agreed to nominate John J. Cali and John R. Cali for election as directors at the Annual Meeting. If either John J. Cali or John R. Cali refuse to stand for election or fail to be elected to the Board of Directors, or resign or are removed from the Board of Directors during their term, the members of the Cali family are entitled to designate a successor to John J. Cali, John R. Cali, or both. Any such successor will be subject to the prior approval of the Board of Directors, which approval shall not be unreasonably withheld. In addition, for as long as members of the Cali family (or entities wholly owned by the Cali family, Cali family trusts or the heirs of any member of the Cali Group (as defined in the Cali Agreement)) maintain at least the "Minimum Percentage" (as defined below) of the Cali family's aggregate equity position in the Units in the Operating Partnership (measured exactly as it existed on June 27, 2000), the Company has agreed to nominate one designee of the Cali family for election to the Board of Directors for a second and third three-year term, provided such person shall be subject to the prior approval of the Board of Directors, which approval shall not be unreasonably withheld. Accordingly, the members of the Cali family who are parties to the Cali Agreement (who in the aggregate are the beneficial owners of 3.24% of the outstanding common stock of the Company, calculated on a fully-diluted basis) have a substantial interest in the election of John J. Cali and John R. Cali to the Board of Directors. For purposes of the Cali Agreement, "Minimum Percentage" shall mean (i) 90% or (ii) 87.5%, if the Cali family's aggregate equity position in the Units in the Operating Partnership is reduced below 90% solely as a result of sales of Units to the Company.

    For as long as (i) the Cali family is represented on the Board of Directors,
(ii) the Cali family (or entities wholly owned by the Cali family, Cali family trusts, or the heirs of any member of the Cali Group) maintains at least the Minimum Percentage of the Cali family's aggregate equity position in the Units of the Operating Partnership (measured exactly as it existed on June 27, 2000) and (iii) the Board of Directors determines in its reasonable discretion to continue the Executive Committee of the Board of Directors, the Cali family shall be entitled to designate John R. Cali or another Cali-designated board member to serve as a member of the Executive Committee of the Board of Directors, provided such person shall be subject to the prior approval of the Board of Directors, which approval may not be unreasonably withheld.

    Pursuant to the Cali Agreement, members of the Cali Group were granted certain limited tax protection with respect to the properties that they initially contributed to the Company upon its formation. Such limited tax protection is similar to that which was granted to members of the Mack Group with respect to the properties that they contributed to the Company. Pursuant to the Cali Agreement, John J. Cali will serve as a consultant to the Company for three years and be paid an annual salary of $150,000.

EXECUTIVE COMPENSATION AND OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    There are no interlocking relationships involving the Company's Board which require disclosure under the executive compensation rules of the SEC.

BOARD EXECUTIVE COMPENSATION AND OPTION COMMITTEE REPORT ON EXECUTIVE
COMPENSATION

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

    EXECUTIVE COMPENSATION PHILOSOPHY. The Executive Compensation and Option Committee will annually consider the appropriate combination of cash and option-based compensation and weigh the competitiveness of the Company's overall compensation arrangements in relation to comparable real estate investment trusts. From time to time the Executive Compensation and Option Committee may retain compensation and other management consultants to assist with, among other things, structuring the Company's various compensation programs and determining appropriate levels of salary, bonus and other compensatory awards payable to the Company's executive officers and key employees, as well as to guide the Company in the development of near-term and long-term individual performance objectives necessary to achieve long-term profitability.

    The Executive Compensation and Option Committee believes that a fundamental goal of the Company's executive compensation program should be to provide incentives to create value for the Company's stockholders.

    BASE SALARIES. The base compensation levels for the Company's executive officers in 1999 were set to compensate the executive officers for the functions they will perform as well as to be consideration for certain non-competition provisions in the agreements, and were based on the employment agreements entered into in December 1997, as amended and restated in July 1999. The Company believes that the base salaries generally are appropriate as base compensation to compensate the Company's executive officers for the functions they perform and other considerations. Base salaries will be reviewed annually and may be increased by the Executive Compensation and Option Committee or the Chief Executive Officer, as the case may be, in accordance with certain criteria determined primarily on the basis of growth of revenues and funds from operations per share of Common Stock and on the basis of certain other factors, which include (i) individual performance, (ii) the functions performed by the executive officer, and (iii) changes in the compensation peer group in which the Company competes for executive talent. The weight given such factors by the Executive Compensation and Option Committee may vary from individual to individual.

    ANNUAL BONUS COMPENSATION. The Company's policy of awarding annual cash bonuses is designed to specifically relate executive pay to Company and individual performance. As a pay-for-performance program, cash bonuses provide financial rewards for the achievement of substantive Company and personal objectives. Actual awards paid are based primarily on actual Company performance. During 1999, discretionary incentive and merit cash bonuses in recognition of services performed during fiscal 1999 were awarded as follows:
$440,000 to Mitchell E. Hersh, $275,000 to Timothy M. Jones, $225,000 to Barry Lefkowitz, $185,000 to Brant Cali, $185,000 to John R. Cali and $185,000 to Roger W. Thomas.

    EMPLOYEE STOCK OPTION PLAN. Awards are granted under the Employee Stock Option Plan based on a number of factors, including (i) the executive officer's or key employee's position in the Company, (ii) his or her performance and responsibilities, (iii) the extent to which he or she already holds an equity stake in the Company, (iv) equity participation levels of comparable executives and key employees at other companies in the compensation peer group and
(v) individual contribution to the success of the Company's financial performance. However, the Employee Stock Option Plan does not provide any formulated method for weighing these factors, and a decision to grant an award is based primarily upon the Executive Compensation and Option Committee's evaluation of the past as well as the future anticipated performance and responsibilities of the individual in question. During 1999, performance based restricted share awards were granted to Mitchell E. Hersh (62,500), Timothy M. Jones (37,500), Barry Lefkowitz (26,094), Brant Cali (23,437), John R. Cali (22,031) and Roger W. Thomas (22,031), subject to a multi-year vesting schedule. No options or other stock based awards were granted to executive officers of the Company.

    The Company's Employee Stock Option Plan relates closely to traditional forms of equity oriented compensation in the commercial real estate industry. The purpose of the option and other stock based grants is to aid the Company in attracting and retaining quality employees, all advancing the interest of the Company's stockholders by offering employees an incentive to maximize their efforts to promote the Company's economic performance. In addition, to assist the Company in retaining employees and encouraging them to seek long-term appreciation in the value of the Company's stock, awards generally are not exercisable immediately upon grant, but instead vest over a period of years. Accordingly, an employee must remain with the Company for a period of years to enjoy the full economic benefit of an award.

    401(K) SAVINGS PLAN. The Company also maintains a tax-qualified 401(k) savings plan for its eligible employees known as the "Mack-Cali Realty Corporation 401(k) Savings/Retirement Plan" ("401(k) Plan"). Employees who have attained age 21 and completed one-half year of service with the Company are eligible to participate and may elect to defer up to 15% of their base pay on a pre-tax basis to the 401(k) Plan. The Company may make discretionary matching or profit sharing contributions to the 401(k) Plan on behalf of eligible participants in any plan year. Participants are always 100% vested in their pre-tax contributions and will begin vesting in any matching or profit sharing contributions made on their behalf after two years of service with the Company at a rate of 20% per year becoming 100% vested after a total of six years of service with the Company. The assets of the 401(k) Plan are held in trust and a separate account is established for each participant. A participant may receive a distribution of his vested account balance in the 401(k) Plan in a single sum or installment payment or in the form of an annuity upon his termination of service with the Company.

    CHIEF EXECUTIVE OFFICER COMPENSATION. Mitchell E. Hersh, the Chief Executive Officer of the Company, received a base salary during 1999 of $1,050,000 pursuant to the employment agreement entered into in December 1997, as amended and restated in July 1999. Mr. Hersh also was paid a cash bonus of $440,000 in recognition of services performed during fiscal 1999. Mr. Hersh received no fees for his service as a Director of the Company during fiscal 1999. During 1999, Mr. Hersh was granted 62,500 performance based restricted share awards, subject to a multi-year vesting schedule. The Executive Compensation and Option Committee recognizes Mr. Hersh's contributions to the Company's operations and attempts to ensure that the Chief Executive Officer's compensation is commensurate with the compensation of chief executive officers of comparable corporations. The Board of Directors deemed such bonus and Mr. Hersh's total compensation appropriate in light of Mr. Hersh's substantial contribution to the Company's growth and success in 1999.

                                      EXECUTIVE COMPENSATION AND OPTION
                                      COMMITTEE OF THE BOARD OF DIRECTORS

                                          Vincent Tese
                                          Martin D. Gruss
                                          Alan G. Philibosian

PERFORMANCE GRAPH

    The following graph compares total stockholder returns from December 31, 1994 through December 31, 1999 to the Standard & Poor's 500 Stock Index ("S&P 500") and to the National Association of Real Estate Investment Trusts, Inc.'s Equity REIT (excluding Health Care REITs) Total Return Index ("NAREIT"). The graph assumes that the value of the investment in the Company's Common Stock and in the S&P 500 and NAREIT indices was $100 at December 31, 1994 and that all dividends were reinvested. The Company's Common Stock's price on December 31, 1994 (on which the graph is based) was $16.00.

    The stockholder return shown on the following graph is not necessarily indicative of future performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                      AMONG MACK-CALI REALTY CORPORATION,
               THE S&P 500 INDEX AND THE NAREIT EQUITY REIT INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          MACK-CALI REALITY CORPORATION   S&P    NAREIT
12/31/94                            100     100     100
12/31/95                         149.73  137.43  115.27
12/31/96                         227.49  168.98  155.92
12/31/97                         319.15  225.37  187.51
12/31/98                          254.9  289.78  154.69
12/31/99                         232.66  350.71  147.55

                                 PROPOSAL NO. 2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP served as the Company's independent accountants for the fiscal year ended December 31, 1999, and has been appointed by the Board of Directors to continue as the Company's independent accountants for the fiscal year ending December 31, 2000. In the event that ratification of this appointment of auditors is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of independent accountants will be reconsidered by the Board of Directors. Unless marked to the contrary, proxies received will be voted for RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

    A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

    Your ratification of the appointment of PricewaterhouseCoopers LLP as the independent accountants for the fiscal year ending December 31, 2000, does not preclude the Board of Directors of the Company from terminating its engagement of PricewaterhouseCoopers and retaining a new independent accountant, if it determines that such an action would be in the best interests of the Company. If the Company elects to retain a new independent accountant, such accountant will be another "Big 5" accounting firm.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                                 PROPOSAL NO. 3

    APPROVAL OF AN AMENDMENT TO THE CHARTER OF THE COMPANY TO DECREASE THE AFFIRMATIVE STOCKHOLDER VOTE REQUIRED TO APPROVE ANY EXTRAORDINARY ACTION FROM TWO-THIRDS TO A MAJORITY OF ALL VOTES ENTITLED TO BE CAST ON THE ACTION BY THE HOLDERS OF THE OUTSTANDING SHARES OF STOCK OF THE COMPANY.

    The Maryland General Corporation Law (the "MGCL") requires that a charter amendment or an extraordinary action such as a merger, consolidation, transfer of substantially all of the assets or dissolution of a Maryland corporation, be approved by the stockholders of the corporation by the affirmative vote of two-thirds of all votes entitled to be cast on the matter. The MGCL also provides, however, that a corporation's charter may include a provision which reduces the affirmative vote of stockholders required to effectuate a charter amendment or an extraordinary action from two-thirds to a lesser proportion, but not less than a majority of all votes entitled to be cast on the matter. The Company's Articles of Restatement (the "Charter") already contains such a provision, whereby charter amendments can now be effectuated by a majority of all votes entitled to be cast on the matter.

    The Board of Directors deems it advisable that the Company's Charter be amended to decrease the affirmative stockholder vote required to effectuate an extraordinary action from two-thirds to a majority of all votes entitled to be cast by the Company's stockholders on the matter. The Board of Directors believes the adoption of the following amendment is advisable because it will allow the Company to act pursuant to the affirmative vote of a majority of its stockholders. Pursuant to the Company's current Charter provisions, a minority one-third (plus one) vote or non-response could prevent the Company from pursuing opportunities or taking actions that the majority of the stockholders of the Company vote in favor of pursuing. The following amendment will bring the Company in line with other similar real estate investment trusts, in particular, and with other public companies, in general, where only a majority in interest of the stock is required to approve an extraordinary action such as a merger. In addition, this amendment will bring the Charter provisions on extraordinary actions in line with the current provisions in the Charter which state that amendments to the Charter require only a majority vote.

    The Board of Directors unanimously recommends a vote FOR approval of the amendment of Article VII of the Company's Charter so that, as amended, it shall read as follows:

                                  "ARTICLE VII
                   AMENDMENTS AND OTHER EXTRAORDINARY ACTIONS

        Section 1. GENERAL POWER TO AMEND CHARTER. The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any shares of outstanding stock. All rights and powers conferred by the charter of the Corporation on stockholders, directors and officers are granted subject to this reservation.

        Section 2.  VOTE REQUIRED.  Except as specifically required in
    Article V, Section 2 of the charter of the Corporation, notwithstanding any provision of law requiring a greater proportion of the votes entitled to be cast by the stockholders in order to take or approve any action, such action shall be valid and effective if taken or approved by the affirmative vote of at least a majority of all votes entitled to be cast by the stockholders on the matter."

    On June 27, 2000, the Company, the Operating Partnership, Prentiss Properties Trust, a Maryland real estate investment trust ("Prentiss"), and Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership of which Prentiss (through a wholly-owned direct subsidiary) is the sole general partner ("Prentiss Partnership"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for a merger of Prentiss with and into the Company (the "Merger"), with the Company being the surviving corporation and, immediately prior to the Merger, a merger of Prentiss

Partnership with and into the Operating Partnership (or a limited liability company or limited partnership owned entirely directly or indirectly by the Operating Partnership) (the "Partnership Merger," and, together with the Merger, the "Mergers"). Under the terms of the Merger Agreement, Prentiss common shares will be exchanged for shares of the Company's Common Stock at a fixed exchange ratio of 0.956 share of Mack-Cali Common Stock for every one Prentiss common share. If this Proposal No. 3 is approved and adopted, then the affirmative vote of a majority of the outstanding shares of Common Stock (rather than the affirmative vote of two-thirds of the outstanding shares of Common Stock) will be necessary to approve the Merger. A special meeting of stockholders expected to be held later in calendar year 2000 will be called by the Company to vote upon the Merger, and the Company will mail a separate proxy statement relating to the Merger in connection with such special meeting.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    Assuming a quorum is present, the affirmative vote, either in person or by proxy, of a majority of all the votes of stockholders entitled to be cast at the Annual Meeting on this proposal is required for the approval of this proposal. Abstentions and broker non-votes will have the same effect as a negative vote on this proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE CHARTER OF THE COMPANY.

                                 PROPOSAL NO. 4

        APPROVAL OF THE ADOPTION OF THE 2000 EMPLOYEE STOCK OPTION PLAN.

    At its meeting on June 27, 2000, the Board of Directors of the Company adopted the 2000 Employee Stock Option Plan (the "2000 Employee Stock Option Plan") (a copy of which is attached hereto as Exhibit B) and directed that the 2000 Employee Stock Option Plan be submitted to the stockholders for their approval. The Board of Directors believes that adoption of the 2000 Employee Stock Option Plan is in the best interests of the Company and its stockholders because the ability to grant stock options and make other stock-based awards under the 2000 Employee Stock Option Plan is an important factor in attracting, motivating and retaining qualified personnel essential to the success of the Company.

    SUMMARY OF THE PROVISIONS OF THE 2000 EMPLOYEE STOCK OPTION PLAN.

    The following summary of the 2000 Employee Stock Option Plan is qualified in its entirety by the specific language of the plan, a copy of which is attached hereto as Exhibit B.

    GENERAL. The purposes of the 2000 Employee Stock Option Plan are to attract and retain the best personnel for positions of substantial responsibility and to provide additional incentives to key employees, officers, consultants and other persons whose efforts are deemed worthy of encouragement to promote the growth and success of the Company. The 2000 Employee Stock Option Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code to employees of the Company and for the grant of nonstatutory stock options, stock appreciation rights ("SARs") and Restricted Stock to employees, consultants and advisors of the Company. The Board has authorized, subject to shareholder approval, 2,500,000 shares of Common Stock for issuance under the 2000 Employee Stock Option Plan. In the event of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, exchange of shares, combination, or like change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the 2000 Employee Stock Option Plan and to any outstanding awards. To the extent any outstanding option under the 2000 Employee Stock Option Plan expires or terminates prior to its exercise in full, or if any shares of Restricted Stock or SARs are forfeited, the shares of Common Stock no longer subject to the option, SARs or restrictions will be returned to the 2000 Employee Stock Option Plan and made available for future grants.

    ADMINISTRATION. The 2000 Employee Stock Option Plan is administered by the Executive Compensation and Option Committee of the Board of Directors of the Company. With respect to the participation of individuals who are subject to
Section 16 of the Exchange Act, the 2000 Employee Stock Option Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. Subject to the provisions of the 2000 Employee Stock Option Plan, the Executive Compensation and Option Committee determines the persons to whom grants of options, SARs, and shares of Restricted Stock are to be made, the number of shares of Common Stock to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Executive Compensation and Option Committee determines whether the option is an incentive stock option or a nonstatutory stock option, the option's term, vesting and exercisability, the amount and type of consideration to be paid to the Company upon the option's exercise and the other terms and conditions of the grant. The terms and conditions of Restricted Stock and SAR awards are also determined by the Executive Compensation and Option Committee. The Executive Compensation and Option Committee has the responsibility to interpret the 2000 Employee Stock Option Plan and to make determinations with respect to all awards granted under the 2000 Employee Stock Option Plan. All determinations of the Executive Compensation and Option Committee are final and binding on all persons having an interest in the 2000 Employee Stock Option Plan or in any award made under the 2000 Employee Stock Option Plan. The costs and expenses of administering the 2000 Employee Stock Option Plan are borne by the Company.

    ELIGIBILITY. All employees, consultants and advisors who in the judgment of the Executive Compensation and Option Committee, are considered important to the future of the Company (including officers and directors of the Company who are also employees) are eligible to participate in the 2000 Employee Stock Option Plan. Non-employee directors of the Company may not participate.

    TERMS AND CONDITIONS OF OPTION GRANTS. Each option granted under the 2000 Employee Stock Option Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares of the Company's Common Stock subject to the option and all of the other terms and conditions of the option, consistent with the requirements of the 2000 Employee Stock Option Plan. The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of the option's grant and the term of any such option shall expire on the tenth anniversary of the date of the option's grant. In addition, the per share exercise price of any option granted to a person who at the time of the grant owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company must be at least 110% of the fair market value of a share of the Company's Common Stock on the date of grant (but in no event less than the par value of a share) and such option shall expire on the fifth anniversary of the date of the option's grant. After the Company grants an option pursuant to the 2000 Employee Stock Option Plan, such option may not be re-priced by the Company.

    Generally, options may be exercised by the payment of the exercise price in cash, certified check or wire transfer, or, subject to the approval of the Executive Compensation and Option Committee, in cash equivalents, such as through the tender of shares of the Company's Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale of some or all of the shares of Common Stock being acquired upon the exercise of the option, by way of a loan or in any combination of these methods.

    Options granted under the 2000 Employee Stock Option Plan will become exercisable at such times as may be specified by the Executive Compensation and Option Committee, and generally become exercisable in five equal annual installments subject to the optionee's continued employment or service with the Company. The maximum term of options granted under the 2000 Employee Stock Option Plan is ten years. Options are generally nontransferable by the optionee other than by will or by the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee, or his guardian or legal representative, except that, subject to certain restrictions, in respect of incentive options, an optionee may, if permitted by the Executive Compensation and Option Committee in its discretion, transfer an award or any portion thereof, to one or more members of the optionee's immediate family.

    TERMS AND CONDITIONS OF OTHER AWARDS. Each SAR or Restricted Stock award made under the 2000 Employee Stock Option Plan is also evidenced by a written agreement between the Company and the award holder specifying the number of shares of Common Stock subject to the award and the other necessary terms and conditions, consistent with the requirements of the 2000 Employee Stock Option Plan. A SAR or Restricted Stock award may be granted separately or in conjunction with the grant of an option. The terms included in the written agreements evidencing these awards are summarized below.

    If a SAR is granted, the written agreement will specify if the SAR is being granted separately or with respect to an outstanding option. In general, if a SAR is granted with respect to an option, the exercise of the option will cancel the SAR and the exercise of the SAR will cancel the option. An agreement evidencing the SAR will also describe when the SAR will become vested and exercisable, subject to the award holder's continued employment by the Company, and the per share grant price. Upon settlement of the SAR award, occurring at exercise, the award holder will receive a cash distribution of the difference between the grant price of the Common Stock underlying the SAR and its fair market value on the date of exercise.

    If shares of Restricted Stock are awarded, the agreement will specify the per share grant price of the Common Stock subject to the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the award holder's continued employment by the Company. Upon settlement of the Restricted Stock award, occurring upon the lapse of the restrictions, the shares of Common Stock subject to the award will become immediately distributable to the participant.

    CHANGE OF CONTROL PROVISIONS. In general, a "Change of Control" will be deemed to occur upon any of the following events in which the stockholders of the Company do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company or its successor:
(i) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company, (ii) a merger in which the Company is a party, or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company. If a participant terminates employment within six months following a "Change of Control," all of the options previously granted to him shall automatically become vested and immediately exercisable; restrictions in Restricted Stock awards will also automatically lapse upon a termination following a "Change of Control" and the Common Stock subject to the award will become immediately distributable to the participant.

    TERMINATION OR AMENDMENT OF THE 2000 EMPLOYEE STOCK OPTION PLAN. Unless sooner terminated, no awards may be granted under the 2000 Employee Stock Option Plan after May 16, 2010. The Board of Directors may terminate or amend the 2000 Employee Stock Option Plan at any time, but the Board of Directors may not amend the 2000 Employee Stock Option Plan to increase the total number of shares of Common Stock reserved for issuance of awards or adopt any amendment that would materially increase the cost of the 2000 Employee Stock Option Plan to the Company without shareholder approval. No amendment may be adopted that would adversely affect an outstanding option or award without the participant's consent.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE 2000 EMPLOYEE STOCK OPTION
  PLAN

    The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the 2000 Employee Stock Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the 2000 Employee Stock Option Plan are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

    INCENTIVE STOCK OPTIONS. Options designated as incentive stock options are intended to fall within the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of such an option. If an optionee does not dispose of his shares for two years following the date the option was granted or within one year following the transfer of the shares upon exercise of the option, the gain on the sale of the shares (which is the difference between the sale price and the purchase price of the shares) will be taxed as long-term capital gain. If an optionee satisfies such holding periods, upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of the shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the date of exercise and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of the disqualifying disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by Section 162(m) of the Code.

This Section of the Code disallows a public company's deductions for certain employee remuneration exceeding $1,000,000 per year.

    NONSTATUTORY STOCK OPTIONS. Options that do not qualify as incentive stock options are nonstatutory stock options and have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option.

    Upon the exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (which is generally the date of exercise). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the sale of the shares at a profit would subject the optionee to suit under Section 16(b) of the Exchange Act, in which case the determination date is the date the sale of the shares at a profit would no longer subject the optionee to suit under Section 16(b) of the Exchange Act. (Section 16(b) of the Exchange Act generally is applicable only to officers, directors and beneficial owners of more than 10% of the Common Stock of the Company.) Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the date of recognition of income, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to such grant. The Company should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, except to the extent such deduction is limited by
Section 162(m) of the Code.

    SARS AND RESTRICTED STOCK AWARDS. A participant will not be required to recognize any income for federal income tax purposes upon the grant of a SAR or shares of Restricted Stock. However, upon settlement of the SAR award (the date of its exercise), the participant will be required to recognize as ordinary income the difference between the strike price and the fair market value on the date of its exercise of the shares of Common Stock on which the SAR award is based. This amount will be taxed at ordinary federal income tax rates. Upon settlement of the Restricted Stock award (the date the shares become distributable), the participant will be required to recognize as ordinary income the fair market value of the shares of Common Stock on such date. The Company should be entitled to a deduction equal to the amount of the ordinary income recognized by the participant upon the settlement of the SAR or Restricted Stock award to the extent permitted by Section 162(m) of the Code.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

    Assuming a quorum is present, the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required for approval of this Proposal No. 4, provided that the total votes cast on this proposal represent over 50% in interest of all securities entitled to vote on this proposal. For purposes of the vote on this Proposal No. 4, an abstention or a broker non-vote will have the effect of a vote against this proposal unless the total votes cast on this proposal represent more than 50% in interest of all securities entitled to vote on this proposal, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE 2000 EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL NO. 5

        APPROVAL OF THE ADOPTION OF THE 2000 DIRECTOR STOCK OPTION PLAN.

    At its meeting on June 27, 2000, the Board of Directors of the Company adopted the 2000 Director Stock Option Plan (the "2000 Director Stock Option Plan") (a copy of which is attached hereto as Exhibit C) and directed that the 2000 Director Stock Option Plan be submitted to the shareholders for their approval. The Board of Directors believes that the adoption of the 2000 Director Stock Option Plan is in the best interests of the stockholders and the Company because the ability to grant options thereunder is an important factor in attracting, motivating and retaining distinguished personnel with proven ability and vision to serve on the Board of Directors and the Advisory Board and chart the Company's course towards continued growth and financial success.

SUMMARY OF THE PROVISIONS OF THE 2000 DIRECTOR STOCK OPTION PLAN.

    The following summary of the 2000 Director Stock Option Plan is qualified in its entirety by the specific language of the plan, a copy of which is attached hereto as Exhibit C.

    GENERAL. The 2000 Director Stock Option Plan is designed to enable the Company to attract and retain persons of outstanding competence to serve as members of the Board of Directors and the Advisory Board of the Company and to provide a direct link between directors' or Advisory Board members' compensation and shareholder value. Participation in the 2000 Director Stock Option Plan initially will be restricted to non-employee directors and Advisory Board members and only nonstatutory options to purchase shares of Common Stock will be granted. The 2000 Director Stock Option Plan also provides that in the event of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, exchange of shares, combination, or like change in the capital structure of the Company, appropriate adjustments will be made to the shares of Common Stock subject to the 2000 Director Stock Option Plan and to any outstanding awards. To the extent any outstanding option expires or terminates prior to its exercise in full, the shares of Common Stock no longer subject to the option will be returned to the 2000 Director Stock Option Plan and made available for future grants.

    ADMINISTRATION. The 2000 Director Stock Option Plan is administered by the Executive Compensation and Option Committee of the Board of Directors of the Company in compliance with the requirements of Rule 16b-3 of the Exchange Act. Initial stock option grants, including all conditions of such grants, that are made to eligible non-employee directors under the 2000 Director Stock Option Plan are non-discretionary and are dictated by the written terms of the 2000 Director Stock Option Plan. Under the 2000 Director Stock Option Plan, upon an eligible director's initial election or appointment to the Board of Directors of the Company, the director is automatically granted a non-statutory stock option to purchase 5,000 shares of Common Stock at its fair market value on the date of grant. The Executive Compensation and Option Committee may make additional discretionary options grants to eligible directors and Advisory Board members, consistent with the terms of the 2000 Director Stock Option Plan. All options granted under the 2000 Director Stock Option Plan are non-statutory stock options. Subject to certain specific limitations and restrictions set forth in the 2000 Director Stock Option Plan, the Executive Compensation and Option Committee has the authority to interpret the 2000 Director Stock Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the 2000 Director Stock Option Plan and to make all determinations necessary or advisable for the administration of the 2000 Director Stock Option Plan. The costs and expenses of administering the 2000 Director Stock Option Plan are paid by the Company.

    ELIGIBILITY. Participation in the 2000 Director Stock Option Plan is limited to persons who serve as members of the Board of Directors and the Advisory Board of the Company and who, at the time of the option grant, are not employees of the Company. For purposes of determining the exercise period of prior grants under the 2000 Director Stock Option Plan, any member of the Board of Directors who resigns as a director in order to become a member of the Advisory Board shall be deemed during his period of service as a member of the Advisory Board to be a continuing member of the Board of Directors and any member of the Advisory Board who resigns as a member of the Advisory Board to become a member of the Board of Directors shall be deemed during his period of service as a member of the Board of Directors to be a continuing member of the Board of Directors.

    TERMS AND CONDITIONS OF OPTION GRANTS. The 2000 Director Stock Option Plan provides for each non-employee director automatically to receive, upon election to office or appointment to the Board of Directors, an option to acquire 5,000 shares of Common Stock at a price equal to the fair market value at the date of the grant of the shares of Common Stock subject to such option. Pursuant to the terms of the 2000 Director Stock Option Plan, each automatic option shall become vested and exercisable on the earlier of (i) the first anniversary of the grant date, provided the director remains in the continuous service of the Board of Directors, during such period, (ii) upon the director's termination of Board of Directors service due to retirement, death or disability, or (iii) the period, if any, determined by the Executive Compensation and Option Committee in its sole discretion. If a director's service is terminated for "cause" all awards granted to the director under the 2000 Director Stock Option Plan will automatically be forfeited. In the event a director's service on the Board of Directors terminates before the options have vested, any unvested option shall be canceled and the director shall have no further right or interest in the forfeited option. The 2000 Director Stock Option Plan does not provide for the vesting of outstanding options to be accelerated upon a "Change of Control" of the Company. Each option shall remain outstanding until the tenth anniversary of the grant date.

    All of the terms and conditions of option grants are specified in a written agreement between the Company and the optionee. In addition, the Executive Compensation and Option Committee may make additional discretionary option grants to eligible directors and members of the Advisory Board the terms of which shall be determined by the Executive Compensation and Option Committee, consistent with the provisions of the 2000 Director Stock Option Plan and specified in a written agreement. Neither the existence of the 2000 Director Stock Option Plan, nor the granting of an option thereunder, will be construed to limit, in any way, the right of the Company or its shareholders to elect a person to serve as a director or the right of the Board of Directors to appoint a person to serve as a member of the Advisory Board. In addition, nothing in the 2000 Director Stock Option Plan shall be construed to give any director or Advisory Board member the right to a grant of an option under the 2000 Director Stock Option Plan unless the express terms and conditions of the 2000 Director Stock Option Plan are satisfied.

    Options may be exercised by the payment of the exercise price in cash, certified check or wire transfer or, subject to the approval of the Executive Compensation and Option Committee, in cash equivalents, such as through the tender of shares of the Company's Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale of some or all of the shares of Common Stock being acquired upon the exercise of the option, by way of a loan or in any combination of these methods. Options are generally nontransferable by the optionee other than by will or by the laws of descent and distribution and are exercisable during the optionee's lifetime only the optionee.

    TERMINATION OR AMENDMENT OF THE 2000 DIRECTOR STOCK OPTION PLAN. Unless sooner terminated, no awards may be granted under the 2000 Director Stock Option Plan after May 16, 2010. The Board of Directors may terminate or amend the 2000 Director Stock Option Plan at any time, but the Board of Directors may not amend the 2000 Director Stock Option Plan to increase the total number of shares of Common Stock reserved for issuance of awards or adopt any amendment that would materially increase the cost of the 2000 Director Stock Option Plan to the Company without shareholder approval. No amendment may be adopted that would adversely affect an outstanding option or award without the participant's consent.

    SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE 2000 DIRECTOR STOCK OPTION PLAN. In general, no gain or loss is recognized by the option holder at the time an option is granted under the 2000 Director

Stock Option Plan. Upon the exercise of an option, the difference between the fair market value of the Common Stock on the date of exercise and the option price will be taxable as compensation income to the option holder and the Company would be entitled to a deduction for federal income tax purposes for the same amount. Upon a subsequent sale or exchange of stock acquired pursuant to the exercise of an option, the option holder would have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of such shares. The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to options that may be granted under the 2000 Director Stock Option Plan. The tax consequences of awards made under the 2000 Director Stock Option Plan are complex, subject to change, and may vary depending on the taxpayer's particular circumstances.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION.

    Assuming a quorum is present, the affirmative vote of a majority of the votes cast on this proposal at the Annual Meeting is required for approval of this Proposal No. 5, provided that the total votes cast on this proposal represent over 50% in interest of all securities entitled to vote on this proposal. For purposes of the vote on this Proposal No. 5, an abstention or a broker non-vote will have the effect of a vote against this proposal unless the total votes cast on this proposal represent more than 50% in interest of all securities entitled to vote on this proposal, in which event neither an abstention nor a broker non-vote will have any effect on the result of the vote.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE 2000 DIRECTOR STOCK OPTION PLAN.

                             STOCKHOLDERS PROPOSALS

    To be considered for presentation at the annual meeting of the Company's stockholders to be held in 2001, a stockholder proposal must be received by Roger W. Thomas, Secretary, Mack-Cali Realty Corporation, 11 Commerce Drive,
Cranford, New Jersey 07016, no later than           .

                                 OTHER MATTERS

    The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof and accordance with the judgments of the persons voting the proxies.

    It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                        By Order of the Board of Directors,

                                                                       /s/ ROGER W. THOMAS
                                                            -----------------------------------------
                                                                         Roger W. Thomas
                                                                            SECRETARY

Date:  ______________, 2000

       Cranford, New Jersey

                                                                       EXHIBIT A

              MACK-CALI REALTY CORPORATION AUDIT COMMITTEE CHARTER
                                    PURPOSE

    There shall be an Audit Committee (the "Committee") of the Board of Directors (the "Board") of Mack-Cali Realty Corporation, a Maryland corporation (the "Company"). The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities, primarily through:
1) overseeing management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls; 2) monitoring the independence and performance of the Company's outside auditors; and
3) providing an avenue of communication among the outside auditors, management and the Board.

                            COMPOSITION AND MEETINGS

    The Committee shall have at least three (3) members at all times, each of whom must be independent of management and the Company. Members of the Committee shall be considered independent if: 1) in the sole discretion of the Board, it is determined that they have no relationship that may interfere with the exercise of their independent judgment; and 2) they meet the New York Stock Exchange rules regarding independence of audit committee members. Members of the Committee shall be appointed by the Board and shall serve until the earlier to occur of the date on which he or she shall: 1) be replaced by the Board;
2) resign from the Committee; or 3) resign from the Board. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements or be able to do so within a reasonable period of time after appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise.

    The Committee shall meet as frequently as circumstances dictate, but no less than four times annually. The Board shall name a chairperson of the Committee, who shall prepare and/or approve an agenda in advance of each meeting. A majority of the members of the Committee shall constitute a quorum.

                          RESPONSIBILITIES AND DUTIES

    The Committee's principal responsibility is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work. The Committee's specific responsibilities are as follows:

                                    GENERAL

1. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities.

2. The Committee shall meet at least four (4) times per year, or more frequently as circumstances may require.

3. The Committee shall report through its chairperson to the Board following the meetings of the Committee.

4. The Committee shall review this charter and the powers and responsibilities of the Committee at least annually and report and make recommendations to the Board with respect to these powers and responsibilities.

5. The Committee shall maintain minutes or other records of meetings and activities of the Committee.

6. The Committee shall prepare annual Committee reports for inclusion in the proxy statements for the Company's annual meetings, as required by rules promulgated by the Securities and Exchange Commission (the "SEC").

7. The Committee shall, in addition to the performance of the duties described herein, undertake such additional duties as may from time to time be delegated to it by the Board.

                     INTERNAL CONTROLS AND RISK ASSESSMENT

1. The Committee shall consider and review with management and the outside auditors the effectiveness of or weaknesses in the Company's internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls.

2. The Committee shall obtain from the outside auditors their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient.

                                OUTSIDE AUDITOR

1. The outside auditors are ultimately accountable to the Board and the Committee, as the representatives of the stockholders. The Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). In this regard, the Committee shall recommend to the Board the outside auditor to be nominated.

2. The Committee shall confer with the outside auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; review and approve the Company's annual audit plans; direct the special attention of the outside auditors to specific matters or areas deemed by the Committee or the outside auditors to be of special significance; and authorize the outside auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

3. The Committee shall receive from the outside auditor on a periodic basis a formal written statement delineating all relationships between the outside auditor and the Company, consistent with applicable standards. The statement shall include a description of all services provided by the auditor and the related fees. The Committee shall review costs of all audit and other services performed by the outside auditors.

4. The Committee shall take, or recommend that the Board take, appropriate action to monitor the independent status of the outside auditors.

                              FINANCIAL REPORTING

1. The Committee shall review and discuss with the outside auditors and management the Company's audited annual financial statements that are to be included in the Company's Annual Report on Form 10-K and the outside auditors' opinion with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof; and determine whether to recommend to the Board that the financial statements be included in the Company's
    Form 10-K for filing with the SEC.

2. The Committee shall review and discuss with the outside auditors and management, and require the outside auditors to review, the Company's interim financial statements to be included in the Company's Quarterly Reports on Form 10-Q prior to the filing thereof with the SEC.

3. The Committee shall review the existence of significant estimates and judgements underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves and the Company's accounting principles.

4. The Committee shall review and consider other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Committee may, in its discretion, determine to be advisable.

                 COMPLIANCE WITH LAWS, REGULATIONS AND POLICIES

1. The Committee shall review with management actions taken to ensure compliance with any code or standards of conduct for the Company which may be established by the Board.

2. The Committee shall review with the Company's counsel and others any legal, tax or regulatory matters that may have a material impact on the Company's operations and the financial statements, related Company compliance programs and policies, and programs and reports received from regulators, and shall monitor the results of the Company's compliance efforts.

3. The Committee shall periodically review the rules promulgated by the SEC and the New York Stock Exchange relating to the qualifications, activities, responsibilities and duties of audit committees and shall take, or recommend that the Board take, appropriate action to comply with such rules.

                                                                       EXHIBIT B

                        2000 EMPLOYEE STOCK OPTION PLAN

SECTION 1.  INTRODUCTION.

    1.1 PURPOSE. The purpose of the 2000 Employee Stock Option Plan (the "Plan") is to advance and promote the interests of Mack-Cali Realty Corporation (the "Corporation") and its Subsidiaries by providing employees, consultants and advisors of the Corporation or its Subsidiaries with an incentive to achieve corporate objectives, to attract and retain employees, consultants and advisors of outstanding competence and to provide such individuals with an equity interest in the Corporation through the acquisition of Common Stock and by providing for payments to such individuals based on the appreciation in value or value of such Common Stock. The Plan is intended to be construed as an employee benefit plan that satisfies the requirements for exemption from the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to the applicable rules promulgated thereunder.

    1.2  DEFINITIONS.  The following definitions are applicable to the Plan:

    (a) Award.

    "Award" means Options, Restricted Stock, Stock Appreciation Rights (SARs) or any combination thereof, granted under the Plan.

    (b) Award Agreement.

    "Award Agreement" means the written agreement by which an Award shall be evidenced.

    (c) Beneficiary.

    "Beneficiary" means the beneficiary or beneficiaries designated in accordance with Section 5.8 hereof to receive the amount, if any, payable under the Plan upon the death of a Participant.

    (d) Board.

    "Board" means the Board of Directors of the Corporation.

    (e) Change in Control.

    "Change in Control" means that any of the following events has occurred:

        (i) any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Exchange Act, other than the Corporation, any of its Subsidiaries, or any employee benefit plan sponsored by the Corporation or any of its Subsidiaries, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange
            Act) of thirty percent (30%) or more of the Common Stock issued and outstanding immediately prior to such acquisition;

        (ii) any Common Stock is purchased pursuant to a tender or exchange offer other than an offer by the Corporation; or

       (iii) the dissolution or liquidation of the Corporation or the consummation of any merger or consolidation of the Corporation or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Corporation immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than thirty percent (30%) of the voting power of the surviving or acquiring corporation.

PROVIDED, HOWEVER, that notwithstanding anything in the Plan to the contrary, no Change in Control shall be deemed to have occurred and no rights arising upon a Change in Control described in Sections 2.2(f) and 4.7 hereof shall exist unless
(i) on a Plan wide basis, the Board directs to the contrary by resolution adopted prior to the Change in Control or (ii) on a Participant by Participant basis with respect to individual Participants who have employment or other agreements with the Corporation or any Subsidiary which contain a definition of change in control, the definition of change in control is met under such employment or other agreement and such employment or other agreement specifies that a change in control under such other employment or other agreement will be considered a Change in Control for purposes of the Plan. Any resolution of the Board adopted in accordance with the provisions of this Section directing that this Section and Sections 2.2(f) and 4.7 hereof or any of such Sections become ineffective may be rescinded or countermanded at any time with or without retroactive effect by such Board.

    (f) Code.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (g) Committee.

    "Committee" means the committee appointed pursuant to Section 1.3 hereof or if no such Committee is appointed, the Board.

    (h) Common Stock.

    "Common Stock" means the common stock, $.01 par value per share, of the Corporation.

    (i) Corporation.

    "Corporation" means Mack-Cali Realty Corporation.

    (j) Effective Date.

    "Effective Date" means September 11, 2000.

    (k) Eligible Individual.

    "Eligible Individual" means any Key Employee, consultant or advisor of the Corporation or any Subsidiary.

    (l) Exchange Act.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under the Exchange Act include references to successor provisions.

    (m) Fair Market Value.

    "Fair Market Value" means the fair market value of the Common Stock based upon the closing price of a Share as quoted on the New York Stock Exchange at the end of the last business day preceding the Grant Date or other date of determination, as reported in the New York edition of The Wall Street Journal.

    (n) Incentive Stock Option.

    "Incentive Stock Option" means an Option to purchase Common Stock that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

    (o) Immediate Family.

    "Immediate Family" means, with respect to a particular Participant, the Participant's spouse, children and grandchildren.

    (p) Key Employee.

    "Key Employee" means any employee of the Corporation or any of its Subsidiaries, including any officer or director who is also an employee, who, in the judgment of the Committee, is considered important to the future of the Corporation. Nothing shall limit the Board from designating all or substantially all employees as eligible for grants.

    (q) Mature Shares.

    "Mature Shares" means Shares for which the holder thereof has good title, free andclear of all liens and encumbrances, and which such holder either
(i) has held for at least six (6) months or (ii) has purchased from the open market.

    (r) Non-qualified Stock Option.

    "Non-qualified Stock Option" means an Option to purchase Common Stock that does not qualify as an Incentive Stock Option.

    (s) Option.

    "Option" means an Incentive Stock Option or a Non-qualified Stock Option granted under the Plan.

    (t) Option Price.

    "Option Price" means the purchase price per Share of an Option.

    (u) Option Term.

    "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee, and consistent with the provisions of the Plan, be extended from time to time.

    (v) Participant.

    "Participant" means an Eligible Individual who has been granted an Award or a Permitted Transferee.

    (w) Permitted Transferee.

    "Permitted Transferee" means a person to whom an Award may be transferred or assigned in accordance with Section 5.8 hereof.

    (x) Plan.

    "Plan" means the 2000 Employee Stock Option Plan, as the same may be amended from time to time.

    (y) Restricted Stock.

    "Restricted Stock" means Shares which are subject to forfeiture if the Participant does not satisfy the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

    (z) Restricted Period.

    "Restricted Period" means the period of time Restricted Stock are subject to the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

    (aa) Restrictions.

    "Restrictions" means those restrictions and conditions placed upon Restricted Stock as determined by the Board in accordance with Section 4.2 hereof.

    (bb) Rule 16b-3.

    "Rule 16b-3" means Rule 16b-3 of the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

    (cc) SEC.

    "SEC" means the Securities and Exchange Commission.

    (dd) Section 16 Participant.

    "Section 16 Participant" means a Participant who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Corporation.

    (ee) Share.

    "Share" means a share of Common Stock.

    (ff) Stock Appreciation Right or SAR.

    "Stock Appreciation Right" or "SAR" means a right granted under the Plan in connection with an Option, or separately, to receive the appreciation in value of Shares.

    (gg) Subsidiary.

    "Subsidiary" means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Corporation treated as the employer corporation for purposes of this definition) and, for all other purposes, a corporation or other entity with respect which the Corporation (i) owns, directly or indirectly, fifty percent (50%) or more of the then outstanding common stock in any corporation or (ii) has a fifty percent (50%) or more ownership interest in any other entity.

    (hh) 10% Owner.

    "10% Owner" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the combined voting power of all classes of capital stock of the Corporation or any Subsidiary where "voting power" means the combined voting power of the then outstanding securities of a corporation entitled to vote generally in the election of directors.

    1.3 ADMINISTRATION. The Plan shall be administered by a committee (the "Committee), which shall consist of two or more directors of the Corporation, all of whom qualify as "Non Employee Directors" as defined in Rule 16b-3. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect. In the event that the Compensation Committee of the Board (the "Compensation Committee) meets the requirements set forth in this Section 1.3 hereof, such Compensation Committee shall be the Committee hereunder unless otherwise determined by the Board.

    A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephonic meeting, by action of a majority of the members present, or without a meeting by unanimous written consent.

    Subject to the express provisions of the Plan, the Committee shall have full and final authority and discretion as follows:

        (i) to select the Participants from Eligible Individuals;

        (ii) to grant Options and/or Restricted Stock to Participants in such combination and in such amounts as it shall determine and to determine the terms and conditions applicable to each such Award, including the benefit payable under any SAR, and whether or not specific

             Awards shall be identifiable with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Award;

       (iii) to determine the amount, if any, that a Participant shall pay for Restricted Stock, the nature of the Restrictions applicable to the Restricted Stock, and the duration of the Restricted Period applicable to the Restricted Stock;

        (iv) to determine the actual amount earned by each Participant with respect to such Awards, the terms and conditions of all Award Agreements (which need not be identical) and with the consent of the Participant, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that consent of the Participant shall not be required for any amendment which (A) does not adversely affect the rights of the Participant or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law; PROVIDED, HOWEVER, that the Committee shall not have the authority and discretion to re-price any Award;

        (v) to determine consistent with the Code whether an Option that is granted to a Participant is a Non-qualified Stock Option or an Incentive Stock Option, the number of Shares to be covered by each such Option and the time or times when and the manner in which each Option shall be exercisable;

        (vi) to amend any Incentive Stock Option with the consent of the Participant so as to make it a Non-qualified Stock Option;

       (vii) to grant a SAR in connection with the grant of an Option or separately;

      (viii) to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment or consultancy;

        (ix) subject to the provisions of the Plan, to extend the time during which any Award or group of Awards may be exercised;

        (x) to treat all or any portion of any period during which a Participant is on military leave or on an approved leave of absence from the Corporation or a Subsidiary as a period of employment or service of such Participant by the Corporation or any Subsidiary for purposes of accrual of his or her rights under his or her Awards;

        (xi) to interpret the Plan and make all determinations necessary or advisable for the administration of the Plan including the establishment, amendment or revocation from time to time of guidelines or regulations for the administration of the Plan, to cause appropriate records to be established, and to take all other actions considered necessary or advisable for the administration of the Plan; and

       (xii) to take any other action with respect to any matters relating to the Plan for which it is responsible.

    All decisions, actions or interpretations of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive upon all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

    1.4 PARTICIPATION. The Committee may, in its discretion, grant Awards to any Eligible Individual, whether or not he or she has previously received an Award. Participation in the Plan shall be limited to those Key Employees, consultants and advisors who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

No such Eligible Individuals shall at any time have the right to be a Participant unless selected by the Committee pursuant to the Plan. No Participant, having been granted an Award, shall have the right to an additional Award in the future unless such Award is granted by the Committee.

    1.5 MAXIMUM NUMBER OF SHARES AVAILABLE FOR AWARDS. Subject to adjustment in accordance with Section 5.2 hereof, the maximum number of Shares for which grants under the Plan shall be available is 2,500,000. In addition, the Administrative Committee shall have the authority, in its sole discretion, to grant additional Non-qualified Stock Options to a Participant who exercises an Option and pays the exercise price in Common Stock, in a quantity equal to the number of Common Stock delivered to the Corporation upon such exercise. In the event any Awards granted under the Plan shall be forfeited, terminate or expire, the number of Shares subject to such Award, to the extent of any such forfeiture, termination or expiration, shall thereafter again be available for grant under the Plan. The Common Stock distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation (at such time or times and in such manner as it may determine). The Corporation shall be under no obligation to acquire Common Stock for distribution to Participants before such Common Stock is due and distributable.

    1.6 GENERAL CONDITIONS TO GRANTS. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee. All Awards shall be evidenced by an Award Agreement and any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award or in the Participant's employment or other agreement with the Corporation or any Subsidiary.

SECTION 2.  OPTIONS.

    2.1 AWARDS OF OPTIONS. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom Incentive Stock Options, or Non-qualified Stock Options, or both, shall be granted and the number of Shares to be granted to each such Eligible Individual; PROVIDED, HOWEVER, that only Key Employees may receive Incentive Stock Options and the aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which any incentive stock options are exercisable for the first time by any Key Employee during any calendar year under all incentive stock option plans of the Corporation and any Subsidiary shall not exceed one hundred thousand dollars ($100,000) or such other limit set forth in Section 422 of the Code (the "Limitations of the Code"). If the aggregate fair market value of such shares exceeds the Limitations of the Code, the excess Shares will be treated as Non-qualified Options under this Plan. In reducing the number of Incentive Stock Options to meet the Limitations of the Code, the most recently granted Incentive Stock Options shall be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Limitations of the Code, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an Incentive Stock Option. In the event that any Incentive Stock Options granted under the Plan fail to meet the requirements for Incentive Stock Options as set forth in the Code, such Incentive Stock Options will be treated as Non-qualified Stock Options under the Plan. In determining the Eligible Individuals who will be granted Options under the Plan, the Committee may consider such individuals' responsibilities, service, present and future value to the Corporation or any Subsidiary and other factors it considers relevant.

    2.2 TERMS AND CONDITIONS OF OPTIONS. Except as otherwise provided in a Participant's employment or other agreement with the Corporation or any Subsidiary or in an Award Agreement, each Option shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate as set forth in the Award Agreement or the Participant's employment or other agreement with the Corporation or any
Subsidiary:

        (a) OPTION TERM. Each Option shall expire on the tenth (10(th)) anniversary of the Grant Date (or in the case of an Incentive Stock Option granted to a 10% Owner, on the fifth (5(th)) anniversary of the

    Grant Date) or such earlier period specified in the Participant's Award Agreement or employment or other agreement with the Corporation or any Subsidiary. The Committee may extend such Option Term; PROVIDED, HOWEVER, that (i) such extension shall not in any way disqualify the Option as an Incentive Stock Option and (ii) the Option Term, including any such extensions, shall not exceed ten (10) years.

        (b) OPTION PRICE. The Option Price per Share shall be determined by the Committee no later than the Grant Date of any Option; PROVIDED, HOWEVER,
    (i) in the case of an Incentive Stock Option, the Option Price shall not be less than the Fair Market Value of a Share on the Grant Date, and (ii) in the case of an Incentive Stock Option granted to a 10% Owner, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date, (but in no event less than the par value of a Share).

        (c) EXERCISE OF OPTION. The exercisability of an Option shall be determined by the Committee. Subject to acceleration or early expiration as provided elsewhere in the Plan or in a Participant's employment or other agreement with the Corporation or any Subsidiary, the vesting of any Option granted under the Plan shall be subject to the Participant remaining in the employ of or maintaining a consultancy with the Corporation or any of its Subsidiaries and shall vest (i) in five (5) equal installments of twenty percent (20%) of the amount granted, with the first installment vesting on the December 31(st) next following the Grant Date and each other installment vesting on each of the next four December 31(st) thereafter or (ii) in such other amounts over such period of time after the Grant Date as the Committee may designate.

        (d) DISQUALIFYING DISPOSITION. The Award Agreement shall require any Participant who is granted an Incentive Stock Option to notify the Corporation of any disposition of such Shares issued upon the exercise of such Incentive Stock Option under the circumstances described in
    Section 421(b) of the Code (relating to certain disqualifying dispositions) (a "Disqualifying Disposition", within ten (10) business days after such Disqualifying Disposition.

        (e) PAYMENT OF PURCHASE PRICE UPON EXERCISE. The purchase price as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise either (i) in cash, certified check or wire transfer,
    (ii) in such other consideration as the Committee deems appropriate, including, but not limited to, loans from the Corporation or a third party,
    (iii) subject to the approval of the Committee, in Mature Shares already owned by the Participant having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and Mature Shares having a total fair market value, as so determined, equal to the purchase price, (iv) subject to the approval of the Committee, in its sole discretion, by delivering a properly executed exercise notice in a form approved by the Committee, together with an irrevocable notice of exercise and irrevocable instructions to a broker to promptly deliver to the Corporation the amount of applicable sale or loan proceeds sufficient to pay the purchase price for such Shares, together with the amount of federal, state and local withholding taxes payable by Participant by reason of such exercise, or (v) a combination of the foregoing.

        (f) EXERCISE IN THE EVENT OF TERMINATION OR CHANGE IN CONTROL. Unless otherwise provided in a Participant's employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant's employment or consultancy with the Corporation or any Subsidiary:

        (i) UPON TERMINATION FOR ANY REASON OTHER THAN DUE TO DEATH. If a Participant's employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her Options, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier and any portion of any Option granted hereunder that is not vested and exercisable as of the date of the Participant's termination of employment shall automatically expire and be forfeited as of such date of termination.

        (ii) UPON TERMINATION DUE TO DEATH. In the event a Participant's employment or consultancy shall terminate by reason of his or her death, such Participant's Beneficiary, heirs or estate may exercise his or her Options, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant's death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any portion of any Option granted hereunder that would not have vested and been exercisable within the calendar year following such Participant's death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant's death.

       (iii) UPON A CHANGE IN CONTROL. In the event a Participant's employment or consultancy shall terminate within six (6) months following a Change in Control, all Options granted under the Plan which the Participant shall not then have been entitled to exercise shall be accelerated as of the date of such termination and the Participant may exercise all such Options at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after such termination, whichever is earlier.

        (g) TRANSFERABILITY OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the Participant, shall be exercisable only by the Participant or his or her guardian or legal representative.

        (h) INVESTMENT REPRESENTATION. Each Award Agreement for an Option shall provide that, upon demand by the Committee for such a representation, the Participant (or any person acting under Subsection 2.2(e) hereof) shall deliver to the Committee, at the time of any exercise of an Option or portion thereof, a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option Term shall be a condition precedent to the right of the Participant or such other person to purchase any Common Stock. In the event certificates for Common Stock are delivered under the Plan with respect to which such an investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

        (i) PARTICIPANTS TO HAVE NO RIGHTS AS SHAREHOLDERS. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her Option prior to the date of issuance to him or her of such Common Stock.

        (j) OTHER OPTION PROVISIONS. The Committee may require a Participant to agree, as a condition to receiving an Option under the Plan, that part or all of any Options previously granted to such Participant under the Plan or any prior plan of the Corporation be terminated.

    2.3 EXERCISE OF OPTIONS. An Option shall be exercised by the delivery to the Corporation during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the Option and (y) payment in full of the Option Price of such specific number of Shares.

SECTION 3.  STOCK APPRECIATION RIGHTS.

    3.1 AWARD OF STOCK APPRECIATION RIGHTS. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom SARs shall be granted and the number of Shares to be granted to each such Eligible Individual. When granted SARS may, but need not, be identified with a specific Option (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Participant's associated SARs shall terminate upon (x) the expiration, termination, forfeiture or cancellation of such Option, or (y) the exercise of such Option.

    3.2 STRIKE PRICE. The strike price ("Strike Price") of any SAR shall equal, for any SAR that is identified with an Option, the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may (x) specify a higher Strike Price in the Award Agreement or (y) provide that the benefit payable upon exercise of any SAR shall not exceed a percentage of Fair Market Value of a Share on such Grant Date as the Committee shall specify.

    3.3 VESTING OF SARS. Unless otherwise specified in the applicable Award Agreement or in the Participant's employment or other agreement with the Corporation or any Subsidiary, (x) each SAR not identified with any other Award shall become exercisable with respect to 20% of the Shares subject thereto on each of the first five December 31(st) following the Grant Date of such SAR or in such other amounts and over such other time period as may be determined by the Committee and (y) each SAR which is identified with any other Award shall become exercisable as and to the extent that the Option with which such SAR is identified may be exercised.

    3.4 EXERCISE OF SARS. SARs shall be exercised by delivery to the Corporation of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement or a Participant's employment or other agreement with the Corporation or any Subsidiary, the exercise of SARs which are identified with Shares subject to an Option shall result in the cancellation or forfeiture of such Option, to the extent of such exercise and any such Shares so canceled or forfeited shall not thereafter again become available for grant under the Plan. The benefit for each SAR shall be equal to (x) the Fair Market Value of the Share on the date of such exercise, minus (y) the Strike Price of such SAR. Such benefit shall be payable in cash (subject to applicable withholding), except that the Committee may provide in the applicable Award Agreement that benefits may be paid wholly or partly in Shares.

    3.5 NO RIGHTS AS SHAREHOLDERS. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her SAR.

    3.6 EXERCISE IN THE EVENT OF TERMINATION OR CHANGE IN CONTROL. Unless otherwise provided in a Participant's employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant's employment or consultancy with the Corporation or any Subsidiary:

        (i) UPON TERMINATION FOR ANY REASON OTHER THAN DUE TO DEATH. If a Participant's employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her SARs, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier and any SARs granted hereunder that are not vested and exercisable as of the date of the Participant's termination of employment shall automatically expire and be forfeited as of such date of termination.

        (ii) UPON TERMINATION DUE TO DEATH. In the event a Participant's employment or consultancy shall terminate by reason of his or her death, such Participant's Beneficiary, heirs or estate may exercise his or her SARs, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant's death, at any time, or from time to time, but not later than
             (x) the expiration date specified in Subsection 2.2(a) hereof or
             (y) one year after the date of death, whichever is earlier and any SARs granted hereunder that would not have vested and been exercisable within the calendar year following such Participant's death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant's death.

       (iii) UPON A CHANGE IN CONTROL. In the event a Participant's employment or consultancy shall terminate within six (6) months following a Change in Control, all SARs granted under the Plan which the Participant shall not then have been entitled to exercise shall be accelerated as of the date of such termination and the Participant may exercise all such SARs at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after such termination, whichever is earlier.

SECTION 4.  RESTRICTED STOCK.

    4.1 AWARDS OF RESTRICTED STOCK. Restricted Stock awarded under this Plan shall be subject to certain Restrictions as provided below. All Restrictions imposed on any such Award of Restricted Stock shall be made by and at the discretion of the Committee, subject to the provisions of the Plan, and are binding on the Corporation and the Participants, their Beneficiaries and legal representatives.

    4.2 RESTRICTED PERIOD/RESTRICTIONS. At the time each Award of Restricted Stock is granted, the Committee (i) shall establish a Restricted Period within which Restricted Stock awarded to the Participants may not be sold, assigned, transferred, made subject to gift, or otherwise disposed of, mortgaged, pledged or otherwise encumbered, if any and (ii) may impose such other Restrictions on any Restricted Stock as it may deem advisable.

    4.3  RIGHTS AS STOCKHOLDERS.  Except for the conditions outlined in
Section 4.2 hereof, and the forfeiture conditions described in Section 4.5 hereof, each Participant shall have all rights of a holder of Common Stock, including the right to receive all dividends or other distributions made or paid in respect of such Shares and the right to vote such Shares at regular or special meetings of the shareholders of the Corporation.

    4.4 DELIVERY OF SHARES. The certificates for any Restricted Stock awarded to an Eligible Individual under the Plan shall be held (together with a stock power executed in blank by the Eligible Individual) in escrow by the Secretary of the Corporation under the Participant's name in an account maintained by the Corporation until such Shares of Restricted Stock become nonforfeitable or are forfeited. At the conclusion of the Restricted Period or the expiration or attainment of such other Restrictions imposed on any Restricted Stock granted to a Participant, or upon the prior approval of the Committee as described in
Section 4.5 hereof, and subject to the satisfaction of the Corporation's withholding obligations described in Section 5.8 hereof, certificates representing such Shares of Restricted Stock shall be delivered to the Participant, or the Beneficiary or legal representative of the Participant, free of the Restrictions set forth in the Award Agreement pursuant to Section 4.2 hereof.

    4.5 TERMINATION OF A PARTICIPANT' S EMPLOYMENT OR CONSULTANCY. Unless otherwise provided in the Award Agreement or in the Participant's employment or other agreement with the Corporation or any Subsidiary, the following provisions shall apply upon termination of a Participant's employment or consultancy with the Corporation or any Subsidiary:

        (i) UPON TERMINATION FOR ANY REASON OTHER THAN DUE TO DEATH. If a Participant's employment or consultancy with the Corporation or any Subsidiary is terminated, except termination due to death, all Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions will be forfeited and become the property of the Corporation on the date of such termination. However, the Committee may, if it, in its sole discretion, determines that the circumstances warrant such action, approve the release of all or any part of the Restricted Stock which would otherwise be forfeited pursuant to this Section, upon such conditions as it shall determine.

        (ii) UPON DUE TO DEATH. If a Participant's employment or consultancy with the Corporation or a Subsidiary is terminated due to death, all Shares of Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions and which would have been released, if the Participant had not died, within the calendar year following the Participant's death shall be released on the date of such termination as if with respect to such Shares the Restricted Period had ended and the other Restrictions had lapsed and certificates representing such Shares of Restricted Stock shall be delivered to the Participant's Beneficiary or legal representative free from such Restrictions as soon as practicable following such termination and all other Shares of Restricted Stock which would not have been released, if the Participant had not died, within the calendar year following the Participant's death will be forfeited and become the property of the Corporation on the date of such termination.

    4.6 SECTION 83(B) ELECTIONS. A Participant who files an election permitted under Section 83(b) of the Code with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to a Restricted Period or other Restrictions shall notify the Corporation of such election within ten (10) days of making such election and promptly furnish the Corporation with a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

    4.7 CHANGE IN CONTROL. In the event of a Change in Control, all Restricted Periods shall end, the Restricted Period or other Restrictions applicable to all previously granted Awards of Restricted Stock shall end or lapse, as the case may be, and such Shares shall be released and certificates representing such Shares of Restricted Stock shall be delivered to the Participants free from such Restrictions as soon as practicable following such Change in Control.

SECTION 5.  GENERAL PROVISIONS.

    5.1 GENERAL CREDITOR STATUS. Participants shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan; PROVIDED, HOWEVER, that in its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or pay cash; PROVIDED, FURTHER, HOWEVER, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

    5.2 CERTAIN ADJUSTMENTS TO SHARES. In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, spin-off, split-off, merger, consolidation, stock split, reverse stock split, combination or exchange of shares, or any rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock of or by the Corporation, the number and kind of Shares available for Awards under the Plan and the number and kind of Shares subject to a Restricted Period or other Restrictions or subject to Options in outstanding Awards and the Option Price or purchase price per Share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. Any adjustment of an Incentive Stock Option pursuant to this Section shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, unless the holder of such Option shall agree otherwise. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon notice, such adjustment shall be effective and binding for all purposes of the Plan.

    5.3 SUCCESSOR CORPORATION. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

    5.4 NO CLAIM OR RIGHT UNDER THE PLAN. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or advisor any right to be retained in the employ of or by the Corporation.

    5.5 AWARDS NOT TREATED AS COMPENSATION UNDER BENEFIT PLANS. No Award shall be considered as compensation under any employee benefit plan of the Corporation, except as specifically provided in any such plan or as otherwise determined by the Board.

    5.6 LISTING AND QUALIFICATION OF COMMON STOCK. The Corporation, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Option or pursuant to an Award of Restricted Stock until completion of such stock exchange listing or other qualification of such shares under any state or federal law, rule or regulation as the Corporation may consider appropriate, and may require any Participant, Beneficiary or legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

    5.7 WITHHOLDING TAXES. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to Awards granted pursuant to the Plan including, but not limited to (i) accepting a remittance from the Participant in cash, or in the Committee's discretion in Mature Shares (ii) deducting the amount required to be withheld from any other amount then or thereafter payable by the Corporation or Subsidiary to a Participant, Beneficiary or legal representative or from any Shares due to the Participant under the Plan, (iii) requiring a Participant, Beneficiary or legal representative to pay to the Corporation the amount required to be withheld as a condition of releasing Common Stock or (iv) any combination of the foregoing. In addition, subject to such rules and regulations as the Committee shall from time to time establish, Participants shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the payment of Awards in Common Stock at a rate up to such Participant's maximum marginal tax rate with respect to each such tax by (i) irrevocably electing to have the Corporation deduct from the number of Shares otherwise deliverable in payment of an Award such number of Shares as shall have a value equal to the amount of tax to be withheld,
(ii) delivering to the Corporation such portion of the Common Stock delivered in payment of the Award as shall have a value equal to the amount of tax to be withheld, or (iii) delivering to the Corporation such number of Mature Shares or combination of Mature Shares and cash as shall have a value equal to the amount of tax to be withheld.

    5.8  NON-TRANSFERABILITY/DESIGNATION AND CHANGE OF BENEFICIARY.

        (a) An Award granted hereunder shall not be assignable or transferable other than by will or by the laws of descent and distribution and may be exercised during the Participant's lifetime only by the Participant or his or her guardian or legal representative, except that, subject to
    Section 2.2(f) hereof, in respect of Incentive Stock Options, a Participant may, if permitted by the Committee, in its discretion, transfer an Award, or any portion thereof, to one or more members of the Participant's Immediate Family.

        (b) Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; PROVIDED, HOWEVER, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

    5.9 PAYMENTS TO PERSONS OTHER THAN A PARTICIPANT. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Corporation, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefor.

    5.10 NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith. The indemnification provided for in this Section 5.10 shall be in addition to any rights of indemnification such Committee member has as a director or officer pursuant to law, under the Certificate of Incorporation or By-Laws of the Corporation.

    5.11 AMENDMENT OR TERMINATION. Except as to matters that in the opinion of the Corporation's legal counsel require stockholder approval, any provision of the Plan may be modified as to a Participant by an individual agreement approved by the Committee. The Board may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; PROVIDED, HOWEVER, that (i) no amendment that would materially increase the cost of the Plan to the Corporation may be made by the Board without the approval of the stockholders of the Corporation and (ii) no amendment, suspension or termination of the Plan shall deprive any Participant of any rights to Awards previously made under the Plan without his or her written consent. Subject to earlier termination pursuant to the provisions of this Section, and unless the stockholders of the Corporation shall have approved an extension of the Plan beyond such date, the Plan shall terminate and no further Awards shall be made under the Plan after the tenth (10(th)) anniversary of the Effective Date of the Plan specified in Section 5.15 hereof.

    5.12 UNFUNDED PLAN. The Plan is intended to constitute an unfunded deferred compensation arrangement.

    5.13 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to the principles of conflicts of law thereof.

    5.14 NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Participant, (b) the terms and provisions of Awards, and (c) the treatment of termination of employment or consultancies.

    5.15  EFFECTIVE DATE.  The Plan is effective September 11, 2000.

    5.16 NO ILLEGAL TRANSACTIONS. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Participants shall not be entitled to exercise or receive benefits under, any Award, and the Corporation shall not be obligated to deliver any Shares or deliver any benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Corporation of any applicable law or regulation.

    5.17 SEVERABILITY. If any part of the Plan is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in manner which will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

                                                                       EXHIBIT C

                        2000 DIRECTOR STOCK OPTION PLAN

SECTION 1.  PURPOSE.

    The purpose of the 2000 Director Stock Option Plan ("Plan") is to promote the growth and profitability of Mack-Cali Realty Corporation (the "Corporation") by providing directors and Advisory Board members of the Corporation, or its Subsidiaries if so designated, with an incentive to achieve corporate objectives, to attract and retain directors and Advisory Board members of outstanding competence and to provide such individuals with an equity interest in the Corporation. The Plan is intended to be construed as an employee benefit plan that satisfies the requirements for exemption from the restrictions of
Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to the applicable rules promulgated thereunder.

SECTION 2.  DEFINITIONS.

    The following definitions are applicable to the Plan:

    2.1  ADMINISTRATIVE COMMITTEE.

    "Administrative Committee" means the committee appointed pursuant to
Section 3 hereof or, if no such committee is appointed, the Board.

    2.2  ADVISORY BOARD.

    "Advisory Board" shall mean the Advisory Board of the Corporation which was established in December 1997.

    2.3  BENEFICIARY.

    "Beneficiary" means the beneficiary or beneficiaries designated by a Participant in accordance with Section 7.8 hereof to receive the amount, if any, payable under the Plan upon the death of such Participant.

    2.4  BOARD.

    "Board" means the Board of Directors of the Corporation.

    2.5  CAUSE.

    "Cause" means termination for fraud or willful misconduct as determined by the Administrative Committee or the Board.

    2.6  CODE.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    2.7  COMMON STOCK.

    "Common Stock" means the shares of common stock, $.01 par value per share, of the Corporation.

    2.8  CORPORATION.

    "Corporation" means Mack-Cali Realty Corporation.

    2.9  DIRECTOR'S OPTION.

    "Director's Option" means a Non-qualified Stock Option granted pursuant to
Section 6.2 hereof.

    2.10  DISABILITY.

    "Disability" means a mental or physical condition rendering a Participant unable to perform his or her regular duties as determined by the Administrative Committee or the Board.

    2.11  DISCRETIONARY OPTION.

    "Discretionary Option" means a Non-qualified Stock Option granted pursuant to Section 6.3 hereof.

    2.12  ELIGIBLE ADVISORY BOARD MEMBERS.

    "Eligible Advisory Board Members" means non-employee members of the Advisory Board.

    2.13  ELIGIBLE DIRECTORS.

    "Eligible Directors" means a non-employee members of the Board. In addition, Eligible Director shall include any non-employee members of the Board of Directors of a Subsidiary of the Company, if and only if, and only to the extent, such Board of Directors is designated by the Board as eligible to participate in the Plan.

    2.14  EXCHANGE ACT.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under the Exchange Act include references to successor provisions.

    2.15  FAIR MARKET VALUE.

    "Fair Market Value" means the closing price as quoted on the New York Stock Exchange at the end of the last business day preceding the Grant Date or other date of determination as reported in the New York Edition of the WALL STREET JOURNAL.

    2.16  INCENTIVE STOCK OPTION.

    "Incentive Stock Option" means an option to purchase Common Stock that satisfies the requirements of Section 422 of the Code.

    2.17  IMMEDIATE FAMILY.

    "Immediate Family" means, with respect to a particular Participant, the Participant's spouse, children and grandchildren.

    2.18  MATURE SHARES.

    "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either
(i) has held for at least six (6) months or (ii) has purchased from the open market.

    2.19  NON-QUALIFIED STOCK OPTION.

    "Non-qualified Stock Option" means an option to purchase Common Stock that does not qualify as an Incentive Stock Option.

    2.20  OPTION.

    "Option" means a Director's Option or Discretionary Option granted under the Plan.

    2.21  OPTION AGREEMENT.

    "Option Agreement" means the written agreement by which an Option shall be evidenced.

    2.22  OPTION PRICE.

    "Option Price" means the purchase price per Share of an Option.

    2.23  OPTION TERM.

    "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Option Agreement for such Option and as may, in the discretion of the Administrative Committee, and consistent with the provisions of the Plan, be extended from time to time.

    2.24  PARTICIPANT.

    "Participant" means an Eligible Director or Eligible Advisory Board Member who has been granted an Award or a Permitted Transferee.

    2.25  PERMITTED TRANSFEREE.

    "Permitted Transferee" means a person to whom an Option may be transferred or assigned in accordance with Section 7.8 hereof.

    2.26  PLAN.

    "Plan" means the 2000 Director Stock Option Plan, as the same may be amended from time to time.

    2.27  RETIREMENT.

    "Retirement" means separation from service as a director or member of the Advisory Board on or after age 65 or at such other time as the Board may designate.

    2.28  RULE 16B-3.

    "Rule 16b-3" means Rule 16b-3 of the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

    2.29  SEC.

    "SEC" means the Securities and Exchange Commission.

    2.30  SHARE.

    "Share" means a share of Common Stock.

    2.31  SUBSIDIARY.

    "Subsidiary" means a corporation or other entity with respect which the Corporation (i) owns, directly or indirectly, fifty percent (50%) or more of the then outstanding common stock in any corporation or (ii) has a fifty percent (50%) or more ownership interest in any other entity.

SECTION 3.  ADMINISTRATION.

    The Plan shall be administered by a committee (the "Administrative Committee), which shall consist of two or more directors of the Corporation, all of whom qualify as "Non-Employee Directors" as defined in Rule 16b-3 of the Exchange Act. The number of members of the Administrative Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect. In the event that the Compensation Committee of the Board (the "Compensation Committee) meets the requirements set forth in this Section 3 hereof, such Compensation Committee shall be the Administrative Committee hereunder unless otherwise determined by the Board.

    A majority of the members of the Administrative Committee shall constitute a quorum. The Administrative Committee may act at a meeting, including a telephonic meeting, by action of a majority of the members present, or without a meeting by unanimous written consent.

    Subject to the express provisions of the Plan, the Committee shall have full and final authority and discretion as follows:

    (i) select the Eligible Directors and Eligible Advisory Board Members entitled to receive Discretionary Options pursuant to Section 6.3 hereof;

    (ii) grant Discretionary Options to those Participants it selects in such amounts as it shall determine, subject to the terms and conditions of the Plan;

   (iii) determine the number of Shares to be covered by each Discretionary Option granted under the Plan and the time or times when and the manner in which such Discretionary Option shall be exercisable;

    (iv) to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Option or any group of Options for any reason and at any time, including in connection with a termination of service (other than for Cause);

    (v) subject to the provisions of the Plan, to extend the time during which any Option or group of Options may be exercised;

    (vi) to interpret the Plan and make all determinations necessary or advisable for the administration of the Plan including the establishment, amendment or revocation from time to time of guidelines or regulations for the administration of the Plan, to cause appropriate records to be established, and to make all determinations and take all other actions considered necessary or advisable for the administration of the Plan; and

   (vii) to take any other action with respect to any matters relating to the Plan for which it is responsible.

    All decisions, actions or interpretations of the Administrative Committee on all matters relating to the Plan or any Option Agreement shall be final, binding and conclusive upon all parties. No member of the Administrative Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

SECTION 4.  PARTICIPATION.

    4.1  DIRECTOR'S OPTIONS.

    All Eligible Directors shall automatically be eligible to receive Director's Options under the Plan.

    4.2  DISCRETIONARY OPTIONS.

    The Administrative Committee, may, in its discretion grant Discretionary Options to any Eligible Director or Eligible Advisory Board Member, whether or not he or she has previously received an Option. No such Eligible Directors or Eligible Advisory Board Members shall at any time have the right to receive a Discretionary Option unless selected by the Administrative Committee pursuant to the Plan. No Participant, having been granted an Option, shall have the right to an additional Option in the future unless such Option is granted by the Administrative Committee.

SECTION 5.  MAXIMUM NUMBER OF SHARES AVAILABLE FOR OPTIONS.

    Subject to adjustment in accordance with Section 7.2 hereof, the maximum number of Shares for which grants under the Plan shall be available is 200,000. In the event any Options granted under the Plan shall be forfeited, terminate or expire, the number of Shares no longer subject to such Option, to the extent of such forfeiture, termination or expiration, shall thereafter again be available for grant under the Plan. The Common Stock distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation (at such time or times and in such manner as it may determine). The Corporation shall be under no obligation to acquire Common Stock for distribution to Participants before payment in Common Stock is due and distributable.

SECTION 6.  GRANTS OF OPTIONS.

    6.1  GENERAL CONDITIONS TO GRANTS.

    The Grant Date of a Director's Option shall be the date on which the Eligible Director is initially elected or appointed to the Board and the Grant Date of a Discretionary Option shall be the date on which the Administrative Committee grants the Option or such later date as specified in advance by the Administrative Committee. All Options shall be evidenced by an Option Agreement and any terms and conditions of an Option not set forth in the Plan shall be set forth in the Option Agreement related to that Option. All Options granted under this Plan shall be Non-qualified Stock Options.

    6.2  GRANT OF DIRECTORS' OPTIONS.

    Each Eligible Director shall be granted, upon his or her initial election or appointment to the Board, a Non-qualified Stock Option to purchase 5,000 Shares (a "Director's Option"). The grant of a Director's Option shall not be subject to the discretion of the Administrative Committee.

    6.3  GRANT OF DISCRETIONARY OPTIONS.

    Subject to the limitations of the Plan, the Administrative Committee may, in its discretion, grant an Eligible Director or Eligible Advisory Board Member a Non-qualified Stock Option to purchase such amount of Shares as shall be determined by the Administrative Committee in its sole discretion (a "Discretionary Option"). A Discretionary Option granted under this Section 6.3 may be in addition to the Director's Option granted to an Eligible Director pursuant to Section 6.2 hereof.

    6.4  TERMS AND CONDITIONS OF OPTIONS.

    Except as otherwise provided in a Participant's Option Agreement, each Option granted under the Plan shall be subject to the following express terms and conditions and to such other terms and conditions consistent therewith as the Administrative Committee may deem appropriate.

    (a) OPTION TERM. The Option Term for each Option granted under the Plan shall be ten (10) years and each Option shall automatically expire on the tenth (10(th)) anniversary of the Grant Date.

    (b) OPTION PRICE. The Option Price of each Share as to which an Option may be exercised shall be the Fair Market Value of the Share of the Grant Date.

    (c) EXERCISE OF OPTION. Except as otherwise provided under the Plan, no part of any Option may be exercised until the Participant shall have remained a member of the Board or Advisory Board, as the case may be, for the periods set forth below:

        (i) DIRECTOR'S OPTIONS. One year from the Grant Date.

        (ii) DISCRETIONARY OPTIONS. The period, if any, determined by the Administrative Committee in its sole discretion.

    (d) PAYMENT OF PURCHASE PRICE UPON EXERCISE. Each Option shall provide that the Option Price of the Shares as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise either (i) in cash, certified check or wire transfer, or (ii) in such other consideration as the Administrative Committee deems appropriate including, but not limited to, loans from the Corporation or a third party, (iii) subject to approval of the Administrative Committee, in Mature Shares having a total fair market value, as determined by the Administrative Committee, equal to the Option Price for such Shares, or a combination of cash and Mature Shares having a total fair market value, as so determined, equal to the Option Price for such Shares,
       (iv) subject to the approval of the Administrative Committee, in its sole discretion, by delivering a properly executed exercise notice in a form approved by the Administrative Committee, together with an irrevocable notice of exercise and irrevocable instructions to a broker to promptly deliver to the Corporation the amount of applicable sale or loan proceeds sufficient to pay the purchase price for such Shares, together with the amount of federal, state and local withholding taxes payable by Participant by reason of such exercise or (v) any combination of the foregoing.

    (e) EXERCISE IN THE EVENT OF DEATH, DISABILITY, RETIREMENT OR OTHER TERMINATION OF SERVICE. Subject to Subsection 6.4(f) hereof, the following provisions shall apply upon termination of a Participant's status as a member of the Board or Advisory Board:

        (i) UPON TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT. If Participant's status as a member of the Board or the Advisory Board shall terminate because of his or her death, Disability or Retirement, the Participant, Beneficiary or legal representative shall have the right to exercise all Options regardless of whether such Options are vested, at any time and from time to time, but not later than (x) one year following the date of death or Disability,
            (ii) one year following the date of Retirement, or (iii) the expiration date specified in Section 6.4(a) hereof, whichever is earlier.

        (ii) UPON TERMINATION FOR ANY REASON OTHER THAN DUE TO DEATH, DISABILITY, RETIREMENT OR FOR CAUSE. If a Participant' s status as a member of the Board or Advisory Board shall terminate for any reason other than due to the Participant's death, Disability, Retirement or termination for Cause, such Participant shall have the right to exercise his or her Options, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time and from time to time, but not later than
             (i) on the expiration date specified in Section 6.4(a) hereof or
             (ii) three (3) months after the date of such termination of service, whichever date is earlier and the portion of any Option granted hereunder that is not vested and exercisable as of the date of such termination of service shall automatically expire and be forfeited as of the date of such termination of service.

       (iii) UPON TERMINATION FOR CAUSE. If a Participant's status as a member of the Board or Advisory Board shall terminate for Cause, all Options regardless of whether such Options are vested or not shall be forfeited and canceled on the date of such termination.

    (f) TRANSFER OF SERVICE FROM BOARD TO ADVISORY BOARD OR VICE VERSA. For purposes of determining the exercise period and vesting of Options granted hereunder, (i) a Participant who resigns as a member of the Board in order to become a member of the Advisory Board shall be deemed during his or her period of service as a member of the Advisory Board to be a continuing member of the Board and (ii) a Participant who resigns as a member of the Advisory Board in order to become a member of the Board shall be deemed during his or her period of service as a member of the Board to be a continuing member of the Advisory Board.

    (g) TRANSFERABILITY OF OPTIONS. Subject to Section 7.8 hereof, no Options granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Participant, an Option shall be exercisable only by such Participant.

    (h) PARTICIPANTS TO HAVE NO RIGHTS AS STOCKHOLDERS. No Participant shall have any rights as a stockholder with respect to any Common Stock subject to his or her Option prior to the date of issuance to him or her of such Common Stock.

    (i) INVESTMENT REPRESENTATION. Each Option Agreement for an Option shall provide that, upon demand by the Administrative Committee for such a representation, the Participant (or any person acting under Subsection 6.4(e) hereof) shall deliver to the Administrative Committee, at the time of any exercise of an Option or portion thereof, a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option Term shall be a condition precedent to the right of the Participant or such other person to purchase any Common Stock. In the event certificates for Common Stock are delivered under the Plan with respect to which such an investment representation has been obtained, the Administrative Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

    (j) OTHER OPTION PROVISIONS. The Administrative Committee may require a Participant to agree, as a condition to receiving an Option under the Plan, that part or all of any Options previously granted to such Participant under the Plan be terminated.

    6.5  EXERCISE OF OPTIONS.

    An Option shall be exercised by the delivery to the Corporation during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the Option and (y) payment in full of the Option Price of such specific number of Shares.

SECTION 7.  GENERAL PROVISIONS.

    7.1  GENERAL CREDITOR STATUS.

    Participants shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan; PROVIDED, HOWEVER, that in its sole discretion, the Administrative Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock; PROVIDED, FURTHER, HOWEVER, that, unless the Administrative Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

    7.2  CERTAIN ADJUSTMENTS TO SHARES.

    In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, spin-off, split-off, merger, consolidation, stock split, reverse stock split, combination or exchange of shares, or any rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock of or by the Corporation, the number and kind of Shares available for Options under the Plan and the Option Price per Share thereof shall be appropriately adjusted consistent with such change in such manner as the Administrative Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. The Administrative Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon notice, such adjustment shall be effective and binding for all purposes of the Plan.

    7.3  SUCCESSOR CORPORATION.

    The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

    7.4  NO CLAIM OR RIGHT UNDER THE PLAN.

    Neither the Plan nor any action taken thereunder shall be construed as giving any director or Advisory Board member any right to a continuation of membership on the Board or the Advisory Board, as applicable.

    7.5  OPTIONS NOT TREATED AS COMPENSATION UNDER BENEFIT.

    No Option shall be considered as compensation under any employee benefit plan of the Corporation, except as specifically provided in any such plan or as otherwise determined by the Board.

    7.6  LISTING AND QUALIFICATION OF COMMON STOCK.

    The Corporation, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Option until completion of such stock exchange listing or other qualification of such shares under any state or federal law, rule or regulation as the Corporation may consider appropriate, and may make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules and regulations.

    7.7  WITHHOLDING TAXES.

    The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to Options granted pursuant to the Plan including, but not limited to (i) accepting a remittance from the Participant in cash, or in the Administrative Committee's discretion in Mature Shares, (ii) deducting the amount required to be withheld from any other amount then or thereafter payable by the Corporation to a Participant, Beneficiary or legal representative or from any Shares due to the Participant under the Plan, (iii) requiring a Participant, Beneficiary or legal representative to pay to the Corporation the amount required to be withheld as a condition of releasing Common Stock or (iv) any combination of the foregoing. In addition, subject to such rules and regulations as the Administrative Committee shall from time to time establish, Participants shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the payment of Options in Common Stock at a rate up to such Participant's maximum marginal tax rate with respect to each such tax by (i) irrevocably electing to have the Corporation deduct from the number of Shares otherwise deliverable in payment of an Option such number of Shares as shall have a value equal to the amount of tax to be withheld, (ii) delivering to the Corporation such portion of the Common Stock delivered in payment of the Option as shall have a value equal to the amount of tax to be withheld, or (iii) delivering to the Corporation such number of Mature Shares or combination of Mature Shares and cash as shall have a value equal to the amount of tax to be withheld.

    7.8  NON-TRANSFERABILITY/DESIGNATION AND CHANGE OF BENEFICIARY.

    (a) An Option granted hereunder shall not be assignable or transferable other than by will or by the laws of descent and distribution and may be exercised during the Participant's lifetime only by the Participant or his or her guardian or legal representative, except that a Participant may, if permitted by the Administrative Committee, in its discretion, transfer an Option, or portion thereof, to one or more members of the Participant's Immediate Family.

    (b) Each Participant shall file with the Administrative Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary by filing a new designation with the Administrative Committee. The last such designation received by the Administrative Committee shall be controlling; PROVIDED, HOWEVER, that no designation, or change or revocation thereof, shall be effective unless received by the Administrative Committee prior to the Participants' death, and in no event shall it be effective as of a date prior to such receipt.

    7.9  PAYMENTS TO PERSONS OTHER THAN A PARTICIPANT.

    If the Administrative Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Administrative Committee so direct the Corporation, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrative Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Administrative Committee and the Corporation thereof.

    7.10  NO LIABILITY OF ADMINISTRATIVE COMMITTEE MEMBERS.

    No member of the Administrative Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Administrative Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith. The indemnification provided for in this
Section 7.10 shall be in addition to any rights of indemnification such Administration Committee member has as a director of officer pursuant to law, under the Certificate of Incorporation or By-Laws of the Corporation.

    7.11  AMENDMENT OR TERMINATION.

    Except as to matters that in the opinion of the Corporation's legal counsel require stockholder approval, any provision of the Plan may be modified as to a Participant by an individual agreement approved by the Administrative Committee. The Board may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; PROVIDED, HOWEVER, that
(i) no amendment that would materially increase the cost of the Plan to the Corporation may be made by the Board without the approval of the stockholders of the Corporation and (ii) no amendment, suspension or termination of the Plan shall deprive any Participant of any rights to Options previously made under the Plan without his or her written consent. Subject to earlier termination pursuant to the provisions of this Section, and unless the stockholders of the Corporation shall have approved an extension of the Plan beyond such date, no further Options shall be made under the Plan after the tenth (10(th)) anniversary of the Effective Date of the Plan specified in Section 7.15 hereof.

    7.12  UNFUNDED PLAN.

    The Plan is intended to constitute an unfunded deferred compensation arrangement.

    7.13  GOVERNING LAW.

    The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to the principles of conflicts of law thereof.

    7.14  NON-UNIFORM DETERMINATIONS.

    The Administrative Committee's determinations under the Plan need not be uniform and may be made by the Administrative Committee selectively among persons who receive, or are eligible to receive Discretionary Options, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Administrative Committee shall be entitled, to enter into non-uniform and selective Option Agreements as to (a) the identity of the Participant, (b) the terms and provisions of Options, and (c) the treatment of termination of service.

    7.15  EFFECTIVE DATE.

    The Plan is effective September 11, 2000.

    7.16  NO ILLEGAL TRANSACTIONS.

    The Plan and all Options granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Option, Participants shall not be entitled to exercise or receive benefits under, any Option, and the Corporation shall not be obligated to deliver any Shares or deliver any benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Corporation of any applicable law or regulation.

    7.17  SEVERABILITY.

    If any part of the Plan is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in manner which will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

                       MACK-CALI REALTY CORPORATION
                                 PROXY
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoint(s) Mitchell E. Hersh, Timothy M. Jones, Roger
W. Thomas and Barry Lefkowitz, or any of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Mack-Cali Realty Corporation to be held at _______________, New Jersey on Thursday, September 11, 2000, at 3:00 p.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. ANY PRIOR PROXY IS HEREBY REVOKED.

                       TO BE SIGNED ON THE OTHER SIDE

Has your address changed?                  Do you have any comments?

------------------------------------       ------------------------------------

------------------------------------       ------------------------------------

------------------------------------       ------------------------------------

/X/ PLEASE MARK YOUR VOTES AS
    INDICATED IN THIS EXAMPLE.

The Board of Directors recommends a vote "FOR" proposals number 1, 2, 3 ,4 and 5.

___________________                                                                                             WITHHOLD
  MACK-CALI REALTY                                                        For all nominees                     AUTHORITY
    CORPORATION                                                          listed above (except            to vote for all nominees
__________________                                                    as marked to the contrary)              listed above


PROPOSAL 1: The Election of Directors: Martin S. Berger,  John J. Cali,        / /                               / /
            John R. Cali, Mitchell E. Hersh and Irvin D. Reid.

Instructions: To withhold authority to vote for any individual nominee, write that nominee's name here:

------------------------------------------
RECORD DATE SHARES:

                                                                   FOR       AGAINST       ABSTAIN
PROPOSAL 2: Ratification of the appointment of                     / /         / /           / /
PricewaterhouseCoopers LLP as the independent
accountants of the Company.

PROPOSAL 3: Approval and adoption of an amendment                  / /         / /           / /
to the Charter of Mack-Cali Realty Corporation to
decrease the affirmative stockholder  vote required to
approve any extraordinary action from two-thirds to a
majority of all votes entitled to be cast on the action by
the holders of the outstanding shares of stock of Mack-
Cali Realty Corporation.

PROPOSAL 4: Approval and adoption of the 2000                      / /         / /           / /
Employee Stock Option Plan.

PROPOSAL 5: Approval and adoption of the 2000                      / /         / /           / /
Director Stock Option Plan.


In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

Please sign exactly as your name appears at the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.


                                              -----------
Please be sure to sign and date this Proxy.      Date
---------------------------------------------------------


Shareholder sign here      Co-owner sign here
---------------------------------------------------------


--------------------------------------------------------------------------------

DETACH CARD                                                          DETACH CARD

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE, THANK YOU